UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 10-Q

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the Quarter Ended March 31, 2007

or

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from              to

Commission file number 1-9583

MBIA INC.

(Exact name of registrant as specified in its charter)

Connecticut	06-1185706
(State of Incorporation)	(I.R.S. Employer Identification No.)

113 King Street, Armonk, New York	10504
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 273-4545

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☒    No  ☐

Indicate by check mark whether the Registrant is a large accelerated filer, an accelerated filer, or a non-accelerated filer. See definition of “accelerated filer and large accelerated filer” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer  ☒    Accelerated filer  ☐    Non-accelerated filer  ☐

Indicate by check mark whether the Registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes  ☐    No  ☒

As of April 30, 2007, 130,800,393 shares of Common Stock, par value $1 per share, were outstanding.

Item 1.

MBIA INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS (Unaudited)

(In thousands except per share amounts)

	March 31, 2007	December 31, 2006
Assets
Investments:
Fixed-maturity securities held as available-for-sale, at fair value (amortized cost $28,588,001 and $27,327,315; 2007 includes hybrid financial instruments at fair value $669,374)	$28,966,168	$27,755,667
Investments held-to-maturity, at amortized cost (fair value $5,019,523 and $5,187,766)	5,047,718	5,213,464
Investment agreement portfolio pledged as collateral, at fair value (amortized cost $698,713 and $176,179)	694,805	175,834
Short-term investments, at amortized cost (which approximates fair value)	2,856,023	2,960,646
Other investments	866,202	971,707

Total investments	38,430,916	37,077,318

Cash and cash equivalents	235,654	269,277
Accrued investment income	555,548	526,468
Deferred acquisition costs	456,105	449,556
Prepaid reinsurance premiums	347,883	363,140
Reinsurance recoverable on unpaid losses	47,625	46,941
Goodwill	79,406	79,406
Property and equipment, at cost (less accumulated depreciation of $125,652 and $124,919)	100,776	105,950
Receivable for investments sold	204,552	77,593
Derivative assets	501,972	521,278
Other assets	267,049	246,103

Total assets	$41,227,486	$39,763,030

Liabilities and Shareholders’ Equity

Liabilities:
Deferred premium revenue	$3,101,278	$3,129,620
Loss and loss adjustment expense reserves	533,773	537,037
Investment agreements	12,300,127	12,482,976
Commercial paper	723,072	745,996
Medium-term notes (2007 includes hybrid financial instruments at fair value $188,200)	12,174,588	10,951,378
Variable interest entity floating rate notes	1,413,203	1,451,928
Securities sold under agreements to repurchase	649,209	169,432
Short-term debt	40,898	40,898
Long-term debt	1,214,985	1,215,289
Current income taxes	56,548	6,970
Deferred income taxes, net	462,881	476,189
Deferred fee revenue	14,628	14,862
Payable for investments purchased	537,799	319,640
Derivative liabilities	423,394	400,318
Other liabilities	533,676	616,243

Total liabilities	34,180,059	32,558,776

Commitments and contingencies (see Note 8)
Shareholders’ Equity:
Preferred stock, par value $1 per share; authorized shares—10,000,000; issued and outstanding—none	—	—
Common stock, par value $1 per share; authorized shares—400,000,000; issued shares — 159,750,511 and 158,330,220	159,751	158,330
Additional paid-in capital	1,588,438	1,533,102
Retained earnings	6,550,849	6,399,333
Accumulated other comprehensive income, net of deferred income tax of $166,758 and $172,798	309,108	321,293
Treasury stock, at cost — 28,731,207 and 23,494,806	(1,560,719)	(1,207,804)

Total shareholders’ equity	7,047,427	7,204,254

Total liabilities and shareholders’ equity	$41,227,486	$39,763,030

The accompanying notes are an integral part of the consolidated financial statements.

MBIA INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

(In thousands except per share amounts)

	Three months ended March 31
	2007	2006
Insurance
Revenues:
Gross premiums written	$217,626	$172,872
Ceded premiums	(21,369)	(23,905)

Net premiums written	196,257	148,967
Scheduled premiums earned	170,701	167,715
Refunding premiums earned	39,797	38,184

Premiums earned (net of ceded premiums of $36,462 and $36,978)	210,498	205,899
Net investment income	146,106	139,116
Fees and reimbursements	10,168	8,174
Net realized gains (losses)	992	(7,044)
Net gains (losses) on financial instruments at fair value and foreign exchange	1,847	4,757

Total insurance revenues	369,611	350,902
Expenses:
Losses and loss adjustment	20,484	20,126
Amortization of deferred acquisition costs	16,629	16,266
Operating	32,569	36,540
Interest expense	21,736	12,918

Total insurance expenses	91,418	85,850

Insurance income	278,193	265,052

Investment management services
Revenues	362,079	258,206
Net realized gains (losses)	10,121	5,528
Net gains (losses) on financial instruments at fair value and foreign exchange	(18,029)	(2,950)

Total investment management services revenues	354,171	260,784
Interest expense	314,495	216,747
Expenses	22,663	17,590

Total investment management services expenses	337,158	234,337

Investment management services income	17,013	26,447

Corporate
Net investment income	5,990	3,564
Insurance recoveries	3,400	—
Net realized gains (losses)	942	626
Net gains (losses) on financial instruments at fair value and foreign exchange	137	—
Interest expense	20,179	20,131
Corporate expenses	8,455	2,308

Corporate loss	(18,165)	(18,249)

Income from continuing operations before income taxes	277,041	273,250
Provision for income taxes	78,430	75,047

Income from continuing operations	198,611	198,203
Income (loss) from discontinued operations, net of tax	—	791

Net income	$198,611	$198,994

Income from continuing operations per common share:
Basic	$1.50	$1.49
Diluted	$1.46	$1.45

Net income per common share:
Basic	$1.50	$1.50
Diluted	$1.46	$1.46

Weighted average number of common shares outstanding:
Basic	131,972,954	132,717,298
Diluted	136,090,503	136,547,417

Gross revenues from operations	734,251	615,876
Gross expenses from operations	457,210	342,626

The accompanying notes are an integral part of the consolidated financial statements.

MBIA INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS’ EQUITY (Unaudited)

For the three months ended March 31, 2007

(In thousands except per share amounts)

	Common Stock		Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Treasury Stock		Total Shareholders’ Equity
	Shares	Amount				Shares	Amount
Balance, December 31, 2006	158,330	$158,330	$1,533,102	$6,399,333	$321,293	(23,495)	$(1,207,804)	$7,204,254

SFAS 155 transition adjustment	—	—	—	(1,928)	—	—	—	(1,928)

Comprehensive income:
Net income	—	—	—	198,611	—	—	—	198,611
Other comprehensive income (loss):
Change in unrealized appreciation of investments net of change in deferred income taxes of $(6,132)	—	—	—	—	(12,995)	—	—	(12,995)
Change in fair value of derivative instruments net of change in deferred income taxes of $174	—	—	—	—	324	—	—	324
Change in foreign currency translation net of change in deferred income taxes of $(82)	—	—	—	—	486	—	—	486

Other comprehensive income (loss)								(12,185)

Comprehensive income								186,426

Treasury shares acquired, net	—	—		—	—	(5,244)	(353,199)	(353,199)

Stock-based compensation	1,421	1,421	55,336	—	—	8	284	57,041

Dividends (declared per common share $0.340, paid per common share $0.310)	—	—	—	(45,167)	—	—	—	(45,167)

Balance, March 31, 2007	159,751	$159,751	$1,588,438	$6,550,849	$309,108	(28,731)	$(1,560,719)	$7,047,427

					2007
Disclosure of reclassification amount:
Change in unrealized appreciation of investments arising during the period, net of taxes					$(2,338)
Reclassification adjustment, net of taxes					(10,657)

Change in net unrealized appreciation, net of taxes					$(12,995)

The accompanying notes are an integral part of the consolidated financial statements.

MBIA INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(In thousands)

	Three months ended March 31
	2007	2006
Cash flows from operating activities of continuing operations:
Net income	$198,611	$198,994
Income from discontinued operations, net of tax	—	(791)

Income from continuing operations	198,611	198,203
Adjustments to reconcile net income from continuing operations to net cash provided by operating activities of continuing operations:
Amortization of bond discount (premium), net	4,690	9,752
Increase in accrued investment income	(29,080)	(22,595)
Increase in deferred acquisition costs	(6,549)	(2,731)
Decrease in prepaid reinsurance premiums	15,257	13,006
Increase in reinsurance recoverable on unpaid losses	(684)	(359)
Depreciation	2,504	3,161
Decrease in deferred premium revenue	(28,342)	(68,698)
(Decrease) increase in loss and loss adjustment expense reserves	(3,264)	8,850
Increase in accrued interest payable	53,091	40,067
Decrease in accrued expenses	(57,526)	(53,515)
Decrease in penalties and disgorgement accrual	(75,000)	—
Amortization of medium-term notes and commercial paper—(premium) discount, net	(5,011)	(5,673)
Net realized (gains) losses on sale of investments	(12,055)	890
Net (gains) losses on financial instruments at fair value and foreign exchange	16,045	(1,807)
Current income tax provision	49,578	66,494
Deferred income tax (benefit) provision	(6,475)	3,477
Stock option compensation	6,425	3,971
Other, net	19,914	5,353

Total adjustments to net income	(56,482)	(357)

Net cash provided by operating activities of continuing operations	142,129	197,846

Cash flows from investing activities of continuing operations:
Purchase of fixed-maturity securities	(7,088,736)	(5,142,820)
Sale of fixed-maturity securities	5,196,334	3,493,516
Redemption of fixed-maturity securities	2,186	89,145
Purchase of held-to-maturity investments	(8,449)	(20,620)
Redemptions of held-to-maturity investments	181,651	501,377
Sale (purchase) of short-term investments	263,618	(34,341)
Sale (purchase) of other investments	81,265	(42,706)
Increase in receivable for investments sold	(126,959)	(7,824)
Increase in payable for investments purchased	218,159	260,017
Capital expenditures	(1,515)	(1,386)
Disposals of capital assets	4,188	258
Other, investing	(5,872)	—

Net cash used by investing activities of continuing operations	(1,284,130)	(905,384)

Cash flows from financing activities of continuing operations:
Proceeds from issuance of investment agreements	1,396,515	1,320,635
Payments for drawdowns of investment agreements	(1,593,319)	(976,371)
(Decrease) increase in commercial paper	(32,722)	2,687
Issuance of medium-term notes	2,102,114	610,196
Principal paydown of medium-term notes	(844,220)	(567,206)
Principal paydown of variable interest entity floating rate notes	(41,049)	(34,810)
Securities sold under agreements to repurchase, net	479,777	384,982
Dividends paid	(41,816)	(37,541)
Capital issuance costs	(1,884)	(699)
Payments for derivatives	(653)	(698)
Purchase of treasury stock	(348,919)	(11,209)
Exercise of stock options	28,683	7,926
Excess tax benefit on share-based payment	6,901	476
Other, financing	(1,030)	—

Net cash provided by financing activities of continuing operations	1,108,378	698,368

Discontinued operations:
Net cash used by operating activities	—	(3,335)
Net cash provided by investing activities	—	2,877
Net cash used by financing activities	—	(12)

Net cash provided by discontinued operations	—	(470)

Net decrease in cash and cash equivalents	(33,623)	(9,640)
Cash and cash equivalents—beginning of period	269,277	221,710

Cash and cash equivalents—end of period	$235,654	$212,070

Supplemental cash flow disclosures:
Income taxes paid	$29,999	$4,458
Interest paid:
Investment agreements	$144,877	$107,897
Commercial paper	9,799	9,396
Medium-term notes	141,992	95,331
Variable interest entity floating rate notes	17,892	12,055
Securities sold under agreements to repurchase	2,940	10,444
Other borrowings and deposits	1,389	1,186
Long-term debt	13,034	13,112
Non cash items:
Stock compensation	$6,425	$3,971
Dividends declared but not paid	45,167	41,760

The accompanying notes are an integral part of the consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MBIA Inc. and Subsidiaries

NOTE 1: Basis of Presentation

The accompanying unaudited consolidated financial statements have been prepared in accordance with the instructions to Form 10-Q and, accordingly, do not include all of the information and disclosures required by accounting principles generally accepted in the United States of America (“GAAP”). These statements should be read in conjunction with the consolidated financial statements and notes thereto included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2006 for MBIA Inc. and Subsidiaries (“MBIA” or the “Company”). The accompanying consolidated financial statements have not been audited by an independent registered public accounting firm in accordance with the standards of the Public Company Accounting Oversight Board (United States), but in the opinion of management such financial statements include all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the Company’s financial position and results of operations.

The results of operations for the three months ended March 31, 2007 may not be indicative of the results that may be expected for the year ending December 31, 2007. The December 31, 2006 balance sheet was derived from audited financial statements, but does not include all disclosures required by GAAP. The consolidated financial statements include the accounts of MBIA Inc., its wholly owned subsidiaries and all other entities in which the Company has a controlling financial interest. All significant intercompany balances have been eliminated and business segment results are presented net of all material intersegment transactions. Certain amounts have been reclassified in prior years’ financial statements to conform to the current presentation. This includes the reclassification of amounts related to MBIA’s discontinued operations.

NOTE 2: Recent Accounting Pronouncements

Recently Adopted Accounting Standards

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. (“FIN”) 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109.” FIN 48 requires that the Company determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Once it is determined that a position meets this recognition threshold, the position is measured to determine the amount of benefit to be recognized in the financial statements. FIN 48 also provides guidance on the derecognition, classification and disclosure of tax positions. MBIA adopted the provisions of FIN 48 on January 1, 2007. The adoption of FIN 48 did not have a material impact on the Company’s consolidated financial statements. See “Note 7: Income Taxes” for disclosures required by FIN 48.

In February 2006, the FASB issued Statement of Financial Accounting Standards No. (“SFAS”) 155, “Accounting for Certain Hybrid Financial Instruments,” which amends SFAS 133, “Accounting for Derivative Instruments and Hedging Activities” and SFAS 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.” SFAS 155 permits an entity to measure at fair value any financial instrument that contains an embedded derivative that would otherwise require bifurcation. The fair value designation may be applied on an instrument-by-instrument basis; however, the election to apply fair value accounting is irrevocable. MBIA adopted the provisions of SFAS 155 on January 1, 2007 and applied SFAS 155 fair value measurement to certain structured investments and a medium-term note liability. The effect of adopting SFAS 155 resulted in a $1.9 million after-tax ($3.0 million pre-tax) decrease to opening retained earnings as of January 1, 2007, representing the difference between the fair values of the hybrid financial instruments and the reported carrying values as of December 31, 2006. The decrease in retained earnings includes after-tax gross gains of $0.3 million ($0.5 million pre-tax) and after-tax gross losses of $2.2 million ($3.5 million pre-tax). For the three months ended March 31, 2007, changes in the fair value of hybrid financial instruments resulted in a pre-tax loss of $6.5 million, which is included in “Net gains (losses) on financial instruments at fair value and foreign exchange” on the Company’s consolidated statement of income.

Standards to be Adopted in Future Periods

On April 18, 2007, the FASB issued an Exposure Draft (“ED”) entitled “Accounting for Financial Guarantee Insurance Contracts”, an interpretation of SFAS 60, “Accounting and Reporting by Insurance Enterprises.” The ED clarifies how SFAS 60 applies to financial guarantee insurance contracts issued by insurance enterprises, including the methodologies to account for premium revenue and claim liabilities, as well as related disclosures. The proposals contained in the ED are not considered final accounting guidance until the FASB completes its due process procedures and issues a final statement, which could differ from the ED. Under the ED, MBIA would be required to recognize premium revenue only in proportion to contractual payments (principal and interest) made by the issuer of the insured financial obligation. The proposed recognition approach for a claim liability would require MBIA to recognize a claim liability when there is an expectation that a claim loss will exceed the unearned premium revenue (liability) based on the present value of expected cash flows. Additionally, the ED would require MBIA to provide expanded disclosures relating to factors affecting the recognition and measurement of financial guarantee contracts.

The ED is subject to a 60-day comment period and the final statement is expected to be issued in the third quarter of 2007. The ED states that the final statement shall be effective for financial statements issued for fiscal years beginning after December 15, 2007, and interim periods within those fiscal years. Earlier adoption would not be permitted. The cumulative effect of initially applying the final statement will be recorded as an adjustment to the opening balance of retained earnings for that fiscal year. MBIA is in the process of evaluating how the exposure draft will impact its financial statements and will be providing comments on the ED to the FASB. Until final guidance is issued by the FASB and is effective, MBIA will continue to apply its existing policies with respect to the establishment of both case basis and unallocated loss reserves and the recognition of premium revenue. A further description of the Company’s loss reserving and premium recognition policies are included in “Note 2: Significant Accounting Policies” in the Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

In February 2007, the FASB issued SFAS 159, “The Fair Value Option for Financial Assets and Financial Liabilities.” SFAS 159 provides the Company an irrevocable option to measure eligible financial assets and liabilities at fair value, with changes in fair value recorded in earnings, that otherwise are not permitted to be accounted for at fair value under other accounting standards. The option is applied, on a contract-by-contract basis, to an entire contract and not only to specific risks, specific cash flows or other portions of that contract. Upfront costs and fees related to a contract for which the fair value option is elected shall be recognized in earnings as incurred and not deferred. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities. SFAS 159 is effective for fiscal years beginning after November 15, 2007. MBIA is currently evaluating the provisions of SFAS 159 and their potential impact on the Company’s financial statements. MBIA expects to adopt the provisions of SFAS 159 beginning January 1, 2008.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MBIA Inc. and Subsidiaries

In September 2006, the FASB issued SFAS 157, “Fair Value Measurements.” SFAS 157 defines fair value as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. SFAS 157 requires that fair value measurement reflect the assumptions market participants would use in pricing an asset or liability based on best information available. Assumptions include the risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model. SFAS 157 also clarifies that an issuer’s credit standing should be considered when measuring liabilities at fair value. SFAS 157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (level 1 measurement) and the lowest priority to unobservable inputs (level 3 measurements). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. MBIA is currently evaluating the provisions of SFAS 157 and their potential impact on the Company’s financial statements. MBIA expects to adopt the provisions of SFAS 157 beginning January 1, 2008.

NOTE 3: Dividends Declared

Dividends declared by the Company during the three months ended March 31, 2007 were $45.2 million.

NOTE 4: Earnings Per Share

Basic earnings per share excludes dilution and is computed by dividing income available to common shareholders by the weighted-average number of common shares outstanding during the period. Diluted earnings per share reflects the dilutive effect of all stock options and other items outstanding during the period that could potentially result in the issuance of common stock. For the three months ended March 31, 2007 and March 31, 2006 there were 347,124 and 1,810,844 stock options outstanding, respectively, that were not included in the diluted earnings per share calculation because they were antidilutive.

The following table presents the computation of basic and diluted earnings per share for the three months ended March 31, 2007 and 2006:

	March 31,
In thousands except per share amounts	2007	2006
Income from continuing operations, net of tax	$198,611	$198,203
Income (loss) from discontinued operations, net of tax	—	791

Net income	$198,611	$198,994

Basic weighted-average shares	131,972,954	132,717,298
Effect of common stock equivalents:
Stock options	1,989,838	1,715,321
Restricted stock and units	2,127,711	2,114,798

Diluted weighted-average shares	136,090,503	136,547,417

Basic EPS:
Income from continuing operations	$1.50	$1.49
Income (loss) from discontinued operations	—	0.01

Net income	$1.50	$1.50

Diluted EPS:
Income from continuing operations	$1.46	$1.45
Income (loss) from discontinued operations	—	0.01

Net income	$1.46	$1.46

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MBIA Inc. and Subsidiaries

NOTE 5: Business Segments

MBIA manages its activities primarily through two principal business operations: insurance and investment management services. The Company’s reportable segments within its business operations are determined based on the way management assesses the performance and resource requirements of such operations.

The insurance operations is a reportable segment and provides an unconditional and irrevocable guarantee of the payment of principal of, and interest or other amounts owing on, insured obligations when due or, in the event that MBIA Corp. has the right, at its discretion, to accelerate insured obligations upon default or otherwise, upon such acceleration by MBIA Corp. MBIA issues financial guarantees for municipal bonds, asset-backed and mortgage-backed securities, investor-owned utility bonds, bonds backed by publicly or privately funded public-purpose projects, bonds issued by sovereign and sub-sovereign entities, obligations collateralized by diverse pools of corporate loans and pools of corporate and asset-backed bonds, and bonds backed by other revenue sources such as corporate franchise revenues, both in the new issue and secondary markets. Additionally, MBIA insures credit default swaps on pools of collateral, which it considers part of its core financial guarantee business. This segment includes all activities related to global credit enhancement services provided principally by MBIA Insurance Corporation and its subsidiaries (“MBIA Corp.”).

The Company’s investment management services operations provide an array of products and services to the public, not-for-profit and corporate sectors. Such products and services are provided primarily through wholly owned subsidiaries of MBIA Asset Management, LLC (“MBIA Asset Management”) and include cash management, discretionary asset management and fund administration services and investment agreement, medium-term note and commercial paper programs related to funding assets for third-party clients and for investment purposes. The investment management services operations’ reportable segments consist of: asset/liability products, which include investment agreements and medium-term notes (“MTNs”) not related to the conduit program; advisory services, which consist of third-party and related-party fee-based asset management; and conduits.

The asset/liability products segment principally consists of the activities of MBIA Investment Management Corp. (“IMC”), MBIA Global Funding, LLC (“GFL”) and Euro Asset Acquisition Limited (“EAAL”). IMC, along with MBIA Inc., provides customized investment agreements, guaranteed by MBIA Corp., for bond proceeds and other public funds for such purposes as construction, loan origination, escrow and debt service or other reserve fund requirements. It also provides customized products for funds that are invested as part of asset-backed or structured product transactions. GFL raises funds through the issuance of MTNs with varying maturities, which are in turn guaranteed by MBIA Corp. GFL lends the proceeds of these MTN issuances to MBIA Inc. (“GFL Loans”). MBIA Inc. invests the proceeds of investment agreements and GFL Loans in eligible investments, which consist of investment grade securities with a minimum average double-A credit quality rating. MBIA Inc. primarily purchases domestic securities, which are pledged to MBIA Corp. as security for its guarantees on investment agreements and MTNs. Additionally, MBIA Inc. loans a portion of the proceeds from investment agreements and MTNs to EAAL. EAAL primarily purchases foreign assets as permitted under the Company’s investment guidelines.

The advisory services segment primarily consists of the operations of MBIA Municipal Investors Service Corporation (“MBIA-MISC”), MBIA Capital Management Corp. (“CMC”) and MBIA Asset Management UK (“AM-UK”). MBIA-MISC provides investment management programs, including pooled investments products and customized asset management services. In addition, MBIA-MISC provides portfolio accounting and reporting for state and local governments, including school districts. MBIA-MISC is a Securities and Exchange Commission (“SEC”)-registered investment adviser. CMC provides fee-based asset management services to the Company, its affiliates and third-party institutional clients. CMC is a SEC-registered investment advisor and National Association of Securities Dealers member firm. AM-UK provides fee-based asset management services to the Company’s foreign insurance affiliates and EAAL, and to third-party institutional clients and investment structures. AM-UK is registered with the Financial Services Authority in the United Kingdom.

The Company’s conduit segment administers three multi-seller conduit financing vehicles through MBIA Asset Finance, LLC. The conduits provide funding for multiple customers through special purpose vehicles that issue primarily commercial paper and medium-term notes.

The Company’s corporate operations are a reportable segment and include revenues and expenses that arise from general corporate activities, such as net investment income, net gains and losses, interest expense on MBIA Inc. debt and general corporate expenses.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MBIA Inc. and Subsidiaries

In December 2006, MBIA completed the sale of Capital Asset Holdings GP, Inc. and certain affiliated entities (“Capital Asset”) and MBIA MuniServices Company and certain of its wholly owned subsidiaries (“MuniServices”). The sale of Capital Asset also included three variable interest entities (“VIEs”) established in connection with MBIA-insured securitizations of Capital Asset tax liens, which were consolidated within the Company’s insurance operations in accordance with FIN 46(R), “Consolidation of Variable Interest Entities (Revised).” MBIA’s municipal services segment consisted of the activities of MuniServices and Capital Asset. As a result of the sale of MuniServices and Capital Asset, the Company no longer reports municipal services operations and the assets, liabilities, revenues and expenses of these entities have been reported within discontinued operations for all periods presented prior to their sale in accordance with SFAS 144, “Accounting for the Impairment or Disposal of Long-lived Assets.” See “Note 15: Discontinued Operations” in the Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 for information relating to the Company’s discontinued operations.

Reportable segment results are presented net of material intersegment transactions. The following tables summarize the Company’s operations for the three months ended March 31, 2007 and 2006:

	Three months ended March 31, 2007
In thousands	Insurance	Investment Management Services	Corporate	Total
Revenues(1)	$366,772	$362,079	$9,390	$738,241
Net realized gains (losses)	992	10,121	942	12,055
Net gains (losses) on financial instruments at fair value and foreign exchange	1,847	(18,029)	137	(16,045)

Total revenues	369,611	354,171	10,469	734,251
Interest expense	21,736	314,495	20,179	356,410
Operating expenses	69,682	22,663	8,455	100,800

Total expenses	91,418	337,158	28,634	457,210

Income (loss) before taxes	$278,193	$17,013	$(18,165)	$277,041

Identifiable assets	$13,233,314	$27,345,808	$648,364	$41,227,486

	Three months ended March 31, 2006
In thousands	Insurance	Investment Management Services	Corporate	Total
Revenues(1)	$353,189	$258,206	$3,564	$614,959
Net realized gains (losses)	(7,044)	5,528	626	(890)
Net gains (losses) on financial instruments at fair value and foreign exchange	4,757	(2,950)	—	1,807

Total revenues	350,902	260,784	4,190	615,876
Interest expense	12,918	216,747	20,131	249,796
Operating expenses	72,932	17,590	2,308	92,830

Total expenses	85,850	234,337	22,439	342,626

Income (loss) before taxes	$265,052	$26,447	$(18,249)	$273,250

Identifiable assets (2)	$13,159,455	$22,035,816	$497,582	$35,692,853

(1)	Represents the sum of net premiums earned, net investment income, insurance-related fees and reimbursements, investment management fees and other fees.
(2)	At March 31, 2006, identifiable assets exclude $23.3 million related to the Company’s discontinued operations.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MBIA Inc. and Subsidiaries

The following tables summarize the segments within the investment management services operations for the three months ended March 31, 2007 and 2006:

	Three months ended March 31, 2007
In thousands	Asset/ Liability Products	Advisory Services	Conduits	Eliminations	Total Investment Management Services
Revenues(1)	$294,176	$18,999	$56,690	$(7,786)	$362,079
Net realized gains (losses)	10,117	4	—	—	10,121
Net gains (losses) on financial instruments at fair value and foreign exchange	(15,799)	(1)	(2,229)	—	(18,029)

Total revenues	288,494	19,002	54,461	(7,786)	354,171
Interest expense	263,731	—	52,090	(1,326)	314,495
Operating expenses	11,950	14,498	2,121	(5,906)	22,663

Total expenses	275,681	14,498	54,211	(7,232)	337,158

Income (loss) before taxes	$12,813	$4,504	$250	$(554)	$17,013

Identifiable assets	$23,437,172	$52,274	$4,144,455	$(288,093)	$27,345,808

	Three months ended March 31, 2006
In thousands	Asset/ Liability Products	Advisory Services	Conduits	Eliminations	Total Investment Management Services
Revenues(1)	$199,188	$14,375	$51,986	$(7,343)	$258,206
Net realized gains (losses)	5,516	12	—	—	5,528
Net gains (losses) on financial instruments at fair value and foreign exchange	(5,506)	(16)	2,572	—	(2,950)

Total revenues	199,198	14,371	54,558	(7,343)	260,784
Interest expense	173,934	—	45,537	(2,724)	216,747
Operating expenses	9,835	10,004	2,332	(4,581)	17,590

Total expenses	183,769	10,004	47,869	(7,305)	234,337

Income (loss) before taxes	$15,429	$4,367	$6,689	$(38)	$26,447

Identifiable assets	$18,040,829	$76,304	$4,222,857	$(304,174)	$22,035,816

(1)	Represents the sum of interest income, investment management services fees and other fees.

A significant portion of premiums reported within the insurance segment is generated outside the United States. The following table summarizes net premiums earned by geographic location of risk for the three months ended March 31, 2007 and 2006:

	March 31,
In thousands	2007	2006
Net premiums earned:
United States	$156,247	$146,507
Non-United States	54,251	59,392

Total	$210,498	$205,899

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MBIA Inc. and Subsidiaries

NOTE 6: Loss and Loss Adjustment Expense Reserves (LAE)

MBIA establishes two types of loss and LAE reserves for non-derivative financial guarantees: case basis reserves and an unallocated loss reserve. See “Note 2: Significant Accounting Policies” in the Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 for information regarding the Company’s loss reserving policy. A summary of the case basis and unallocated activity and the components of the liability for loss and LAE reserves are presented in the following table:

In thousands	1Q 2007
Case basis loss and LAE reserves:
Beginning balance	$323,718
Less: reinsurance recoverable	46,941

Net beginning balance	276,777

Case basis transfers from unallocated loss reserve related to:
Current year	2,602
Prior years	31,120

Total	33,722

Net paid (recovered) related to:
Current year	24,248
Prior years	(30)

Total net paid	24,218

Net ending balance	286,281
Plus: reinsurance recoverable	47,625

Case basis loss and LAE reserve ending balance	333,906

Unallocated loss reserve:
Beginning balance	213,319
Losses and LAE incurred(1)	20,484
Channel Re elimination(2)	(214)
Transfers from case basis and LAE reserves	(33,722)

Unallocated loss reserve ending balance	199,867

Total	$533,773

(1)	Represents the Company’s provision for losses calculated as 12% of scheduled net earned premium.
(2)

Represents the amount of losses and LAE incurred that have been eliminated in proportion to MBIA’s ownership interest in Channel Reinsurance Ltd. (“Channel Re”), which is carried on an equity-method accounting basis.

During the three months ended March 31, 2007, total net case basis activity transferred from the Company’s unallocated loss reserve was $34 million. Net case basis activity primarily consisted of loss reserves for insured obligations related to the Student Loan Finance Corporation (“SFC”) and a multi-sector CDO. Partially offsetting these loss reserves were reversals of previously established case basis reserves within the aircraft enhanced equipment trust certificates (“EETCs”) sector. The unallocated loss reserve approximated $200 million at March 31, 2007, which represents the Company’s estimate of losses associated with credit deterioration that has occurred in the Company’s insured portfolio but have not been specifically identified and is available for future case-specific activity. The Company recorded $20 million in losses and loss adjustment expenses in the three months ended March 31, 2007 based on 12% of scheduled net earned premium.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MBIA Inc. and Subsidiaries

NOTE 7: Income Taxes

The Company adopted the provisions of FIN 48 on January 1, 2007. The adoption of FIN 48 did not have a material impact on the Company’s financial statements. Prior to the adoption of FIN 48, the Company classified interest and/or penalties related to income taxes as a component of income from continuing operations. In connection with the adoption of FIN 48, the Company has elected to classify interest and penalties as components of income taxes. The total amount accrued for interest and penalties was $4.2 million and no interest and penalties were recognized during the first quarter of 2007.

MBIA’s major tax jurisdictions include the U.S., the United Kingdom (“U.K.”) and France. MBIA and its U.S. subsidiaries file a U.S. consolidated federal income tax return. Federal income tax returns have been examined through 2004. During the first quarter of 2007, the Internal Revenue Service has commenced the examination of the 2005 Federal income tax return. The U.K. tax matters have been substantially concluded through 2002. The French tax authority has concluded the examination through 2003 with the issue on the recognition of premium income for tax purposes pending resolution.

The total amount of unrecognized tax benefits at the date of adoption was $28.8 million, which was included in the tax reserves. The total amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate was approximately $2.3 million. There was no material change during the first quarter of 2007.

In April 2005, the French tax authority commenced an examination of the Company’s French tax return for 2002 and 2003. Upon completion of the audit, the Company received a notice of assessment in which the French tax authority has accelerated the way in which the Company recognizes earned premium for tax purposes, contrary to the French statutory method. The Company has protested and has filed for an appeal with respect to the assessment and the Company’s position is currently under review. Due to the uncertainty surrounding the outcome of the examination, the Company accrued the potential tax liability relating to the French tax audit for all open tax years through 2006 prior to the adoption of FIN 48. The total amount accrued with respect to the uncertain tax position is approximately $26.5 million and the related interest and penalties are approximately $4.2 million. It is reasonably possible that the French tax authority will rule in the Company’s favor within the next 12 months at which time the entire amount accrued, including the interest and penalties, will be reversed.

NOTE 8: Commitments and Contingencies

In the normal course of operating its businesses, the Company may be involved in various legal proceedings.

In July 2002, MBIA Corp. filed suit against Royal Indemnity Company (“Royal”) in the United States District Court for the District of Delaware, to enforce insurance policies that Royal issued on certain vocational student loan transactions that MBIA Corp. insured. To date, claims in the amount of approximately $355 million have been made under the Royal policies with respect to loans that have defaulted. MBIA Corp. expects that there will be additional claims made under the policies with respect to student loans that may default in the future. Royal had filed an action seeking a declaration that it is not obligated to pay on its policies. In October 2003, the court granted MBIA Corp.’s motion for summary judgment and ordered Royal to pay all claims under its policies. Royal appealed the order, and, in connection with the appeal, pledged $403 million of investment grade collateral to MBIA Corp. to secure the entire amount of the judgment, with interest, and agreed to post additional security for future claims and interest.

On October 3, 2005, the U.S. Court of Appeals for the Third Circuit upheld the decision of the United States District Court for the District of Delaware insofar as it enforced the Royal insurance policies, but remanded the case to the District Court for a determination of whether the Royal policies cover all losses claimed under the policies. In particular, the Court of Appeals directed the District Court to consider whether the Royal policies would cover losses resulting from the misappropriation of student payments rather than from defaults by students. MBIA Corp. believes that the Royal policies would cover losses even if they result from misappropriation of student payments, but in any event it appears that all or substantially all of the claims made under the Royal policies relate to defaults by students rather than misappropriation of funds. Therefore, MBIA Corp. expected Royal to be required to pay all or substantially all of the claims made under its policies and to be reimbursed for any payments MBIA Corp. made under its policies.

Royal filed a petition with the Third Circuit requesting that the case be reheard, which was denied in April 2006. In April 2006, Royal filed a motion with the District Court seeking a release of the collateral it pledged in connection with its appeal of the District Court judgment against it in 2003.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MBIA Inc. and Subsidiaries

On April 2, 2007, MBIA announced that MBIA Corp. reached an agreement with Royal to settle the outstanding litigation. The amount paid by Royal under the terms of the settlement was sufficient to repay the approximately $362 million of outstanding par amount of the bonds insured by MBIA as well as to reimburse MBIA for a portion of the claims that MBIA has paid to date under its insurance policies. As a result of the settlement, MBIA incurred approximately $20 million in losses in the first quarter of 2007. The loss represents a reduction to MBIA’s expected recoveries for claims it has paid to date under its policies and will be covered by MBIA’s unallocated loss reserves.

The District Court in Delaware entered a final judgment in the case implementing the settlement on March 30, 2007.

In November 2004, the Company received identical document subpoenas from the SEC and the New York Attorney General’s Office (“NYAG”) requesting information with respect to non-traditional or loss mitigation insurance products developed, offered or sold by the Company to third parties from January 1, 1998 to the present. While the subpoenas did not identify any specific transaction, subsequent conversations with the SEC and the NYAG revealed that the investigation included the arrangements entered into by MBIA Corp. in 1998 in connection with the bankruptcy of the Delaware Valley Obligated Group, an entity that is part of Allegheny Health, Education and Research Foundation (“AHERF”).

On March 9, 2005, the Company received a subpoena from the U.S. Attorney’s Office for the Southern District of New York (“U.S. Attorney”) seeking information related to the agreements it entered into in connection with the AHERF loss. Thereafter, the Company has received additional subpoenas, substantively identical to each other, and additional informal requests, from the SEC and the NYAG for documents and other information.

On August 19, 2005, the Company received a “Wells Notice” from the SEC indicating that the staff of the SEC is considering recommending that the SEC bring a civil injunctive action against the Company alleging violations of federal securities laws “arising from MBIA’s action to retroactively reinsure losses it incurred from the AHERF bonds MBIA had guaranteed, including, but not limited to, its entering into excess of loss agreements and quota share agreements with three separate counterparties.”

On January 29, 2007, the Company announced that it and its principal operating subsidiary MBIA Corp. (together with MBIA, the “Companies”) had concluded civil settlements with the SEC, the NYAG, and the New York State Insurance Department (“NYSID”) with respect to transactions entered into by the Companies in 1998 following defaults on insured bonds issued by AHERF.

The terms of the settlements, under which the Companies neither admit nor deny wrongdoing, include:

•

A restatement, which was completed and reported in MBIA’s third quarter 2005 earnings release, of the Company’s GAAP and statutory financial results for 1998 and subsequent years related to the agreements with AXA Re Finance S.A. and Muenchener Rueckversicherungs-Gesellshaft, as discussed in “Note 2: Restatement Of Consolidated Financial Statements” in the Notes to Consolidated Financial Statements of MBIA Inc. and Subsidiaries included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (the “2005 10-K”) in Part II, Item 8 and “Restatement of Consolidated Financial Statements” in Management’s Discussion and Analysis of Financial Condition and Results of Operations in Part II, Item 7 in the 2005 10-K;

•

Payment of penalties and disgorgement totaling $75 million, of which $60 million will be distributed to MBIA shareholders pursuant to the Fair Fund provisions of the Sarbanes-Oxley Act of 2002 and $15 million will be paid to the State of New York. MBIA accounted for the $75 million in penalties and disgorgement as a charge in the third quarter of 2005;

•	The Companies’ consent to a cease and desist order with respect to future violations of securities laws;

•

A report by the Company’s independent auditors, PricewaterhouseCoopers, to MBIA’s Board of Directors, the SEC staff, the NYAG and the NYSID concerning the Company’s accounting for and disclosure of advisory fees and the assets of certain conduits; and

•

Retention of an Independent Consultant to review and report to the SEC, the NYAG and the NYSID on the evaluation previously undertaken at the direction of the Audit Committee of MBIA’s Board of Directors by Promontory Financial Group LLC of the Company’s controls, policies and procedures with respect to compliance, internal audit, governance, risk management and records management; the Company’s implementation of Promontory’s recommendations; the Company’s accounting for and disclosure of its investment in Capital Asset Holdings GP, Inc.; and the Company’s accounting for and disclosure of its exposure to the US Airways 1998-1 Repackaging Trust and any other transaction in which the Company paid or acquired all or substantially all of an issue of insured securities other than as a result of a claim under the related policy.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MBIA Inc. and Subsidiaries

The foregoing summary description of the terms of the settlements is qualified in its entirety by reference to Exhibits 10.82-10.85 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

The Company was named as a defendant in private securities actions consolidated as In re MBIA Inc. Securities Litigation; (Case No. 05 CV 03514(LLS); S.D.N.Y.) (filed October 3, 2005). Joseph W. Brown, the Company’s former Chairman and Chief Executive Officer, Gary C. Dunton, the Company’s Chief Executive Officer, Nicholas Ferreri, the Company’s former Chief Financial Officer, Neil G. Budnick, formerly a Vice President of the Company and the Company’s former Chief Financial Officer and Douglas C. Hamilton, the Company’s Controller were also named as defendants in the suit, as were former Chairman and Chief Executive Officer David H. Elliott and former Executive Vice President, Chief Financial Officer and Treasurer Juliette S. Tehrani. The plaintiffs asserted claims under Section 10(b) of the Securities Exchange Act of 1934 (the “Exchange Act”), Rule 10b-5 promulgated thereunder, and Section 20(a) of the Exchange Act. The lead plaintiffs purport to be acting as representatives for a class consisting of purchasers of the Company’s stock during the period from August 5, 2003 to March 30, 2005 (the “Class Period”). The allegations contained in the lawsuit included, among other things, violations of the federal securities laws arising out of the Company’s allegedly false and misleading statements about its financial condition and the nature of the arrangements entered into by MBIA Corp. in connection with the AHERF loss, and about the effectiveness of the Company’s internal controls. The plaintiffs alleged that, as a result of these misleading statements or omissions, the Company’s stock traded at artificially inflated prices throughout the Class Period.

The defendants, including the Company, filed motions to dismiss this lawsuit on various grounds. On February 13, 2007, the Court granted those motions, and dismissed the lawsuit in its entirety, on the grounds that these claims are barred by the applicable statute of limitations. The Court did not reach the other grounds for dismissal argued by the Company and the other defendants. The plaintiffs filed a notice of appeal on March 14, 2007. The Company does not expect the outcome of the private securities litigation to have a material adverse affect on its financial condition, although the outcome is uncertain and no assurance can be given that the Company will not suffer a loss.

Certain current and former officers of the Company and certain members of the Company’s Board of Directors were named as defendants in a shareholder derivative action filed in the Supreme Court of New York, Westchester County on November 9, 2005: Robert Purvis, Derivatively on Behalf of Nominal Defendant MBIA, Inc. v. Joseph W. Brown, Neil G. Budnick, C. Edward Chaplin, David C. Clapp, Clifford D. Corso, Gary C. Dunton, Claire L. Gaudiani, Daniel P. Kearney, Laurence H. Meyer, Debra J. Perry, John A. Rolls, and Ruth M. Whaley (Case No. 20099-05) (the “Purvis Litigation”). The plaintiff asserted claims for the benefit of the Company to redress injuries suffered by the Company as a result of alleged breaches of fiduciary duties by the named defendants in connection with the Company’s accounting for certain transactions, including the AHERF loss. In addition, the plaintiff alleged that the officer defendants were unjustly enriched as a result of such alleged breach. The lawsuit was dismissed on December 21, 2006, pursuant to court order and an agreement among all parties.

Certain current and former officers of the Company and certain current and former members of the Company’s Board of Directors have been named as defendants in a shareholder derivative action filed in the United States District Court, Southern District of New York, on April 24, 2006: J. Robert Orton Jr., Derivatively on Behalf of Nominal Defendant MBIA, Inc. v. Joseph (Jay) W. Brown, Gary C. Dunton, Neil G. Budnick, Nicholas Ferreri, Douglas C. Hamilton, Juliette S. Tehrani, Richard L. Weill, David H. Elliott, Claire L. Gaudiani, Daniel P. Kearney, David C. Clapp, John A. Rolls, C. Edward Chaplin, Debra J. Perry, Laurence Meyer, Jeffrey W. Yabuki, Pierre-Henri Richard, William H. Gray III, Freda S. Johnson and James A. Lebenthal (Case No. 06 CV 3146) (the “Orton Litigation”). The plaintiff asserts claims for the benefit of the Company to redress injuries suffered by the Company as a result of alleged breaches of fiduciary duties, insider trading, abuse of control, gross mismanagement, waste of corporate assets, unjust enrichment and violations of the Sarbanes-Oxley Act of 2002 by some or all of the named defendants in connection with alleged false statements in the Company’s financial statements arising from improper accounting for certain transactions, including agreements to reinsure the AHERF loss. The lawsuit seeks relief on behalf of the Company that includes disgorgement of certain compensation granted to such officers, unspecified damages, restitution of profits and compensation, legal costs, an order directing the Company to implement certain governance procedures and other equitable relief.

A Special Litigation Committee of three independent directors of MBIA Inc. has determined after a good faith and reasonable investigation that pursuit of the Orton Litigation is not in the best interests of MBIA and its shareholders, and has moved to dismiss the action. The motion to dismiss is pending.

There are no other material lawsuits pending or, to the knowledge of the Company, threatened, to which the Company or any of its subsidiaries is a party.

Item 2.

MBIA Inc. and Subsidiaries

Management’s Discussion and Analysis

of Financial Condition and Results of Operations

FORWARD-LOOKING AND CAUTIONARY STATEMENTS

This quarterly report of MBIA Inc. (“MBIA” or the “Company”) includes statements that are not historical or current facts and are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words “believe,” “anticipate,” “project,” “plan,” “expect,” “intend,” “will likely result,” “looking forward” or “will continue,” and similar expressions identify forward-looking statements. These statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. MBIA cautions readers not to place undue reliance on any such forward-looking statements, which speak only to their respective dates. The following are some of the factors that could affect financial performance or could cause actual results to differ materially from estimates contained in or underlying the Company’s forward-looking statements:

•	fluctuations in the economic, credit, interest rate or foreign currency environment in the United States (“U.S.”) and abroad;

•	level of activity within the national and international credit markets;

•	competitive conditions and pricing levels;

•	legislative or regulatory developments;

•	technological developments;

•	changes in tax laws;

•	changes in the Company’s credit ratings;

•	the effects of mergers, acquisitions and divestitures; and

•	uncertainties that have not been identified at this time.

The Company undertakes no obligation to publicly correct or update any forward-looking statement if it later becomes aware that such results are not likely to be achieved.

OVERVIEW

MBIA is a leading provider of financial guarantee products and specialized financial services. MBIA provides innovative and cost-effective products and services that meet the credit enhancement, financial and investment needs of its public- and private-sector clients worldwide. MBIA manages its activities primarily through two principal business operations: insurance and investment management services. The Company’s corporate operations include revenues and expenses that arise from general corporate activities.

MBIA’s insurance operations are principally conducted through MBIA Insurance Corporation and its subsidiaries (“MBIA Corp.”). MBIA Insurance Corporation has triple-A financial strength ratings from Standard and Poor’s Corporation (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), Fitch, Inc. and Rating and Investment Information, Inc. Additionally, MBIA Insurance Corporation’s insurance subsidiaries have triple-A financial strength ratings from at least S&P and Moody’s. MBIA Corp. issues financial guarantees for municipal bonds, asset-backed and mortgage-backed securities, investor-owned utility bonds, bonds backed by publicly or privately funded public-purpose projects, bonds issued by sovereign and sub-sovereign entities, obligations collateralized by diverse pools of corporate loans and pools of corporate and asset-backed bonds, and bonds backed by other revenue sources such as corporate franchise revenues, both in the new issue and secondary markets. Additionally, MBIA Corp. insures credit default swaps on pools of collateral, which it considers part of its core financial guarantee business. The financial guarantees issued by MBIA Corp. provide an unconditional and irrevocable guarantee of the payment of the principal of, and interest or other amounts owing on, insured obligations when due or, in the event that MBIA Corp. has the right, at its discretion, to accelerate insured obligations upon default or otherwise, upon such acceleration by MBIA Corp.

MBIA’s investment management services operations provide an array of products and services to the public, not-for-profit and corporate sectors. Such products and services are provided primarily through wholly owned subsidiaries of MBIA Asset Management, LLC (“MBIA Asset Management”) and include cash management, discretionary asset management and fund administration services and investment agreement, medium-term note and commercial paper programs related to funding assets for third-party clients and for investment purposes.

MBIA Inc. and Subsidiaries

Management’s Discussion and Analysis

of Financial Condition and Results of Operations

In December 2006, MBIA completed the sale of Capital Asset Holdings GP, Inc. and certain affiliated entities (“Capital Asset”) and MBIA MuniServices Company and certain of its wholly owned subsidiaries (“MuniServices”). The sale of Capital Asset also included three variable interest entities (“VIEs”) established in connection with MBIA-insured securitizations of Capital Asset tax liens, which were consolidated within the Company’s insurance operations in accordance with Financial Accounting Standards Board (“FASB”) Interpretation No. (“FIN”) 46(R), “Consolidation of Variable Interest Entities (Revised).” MBIA’s municipal services operations consisted of the activities of MuniServices and Capital Asset. As a result of the sale of MuniServices and Capital Asset, the Company no longer reports municipal services operations and the assets, liabilities, revenues and expenses of these entities have been reported within discontinued operations for all periods presented prior to their sale in accordance with Statement of Financial Accounting Standards No. (“SFAS”) 144, “Accounting for the Impairment or Disposal of Long-lived Assets.” See “Note 15: Discontinued Operations” in the Notes to Consolidated Financial Statements included in the Company’s Form 10-K for the year ended December 31, 2006 for information relating to the Company’s discontinued operations.

The Company’s results of operations for the three months ended March 31, 2007 and 2006 are discussed in the “Results of Operations” section included herein. Results of operations are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

RECENT ACCOUNTING PRONOUNCEMENTS

Recently Adopted Accounting Standards

In July 2006, the FASB issued FIN 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109.” FIN 48 requires that the Company determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Once it is determined that a position meets this recognition threshold, the position is measured to determine the amount of benefit to be recognized in the financial statements. FIN 48 also provides guidance on the derecognition, classification and disclosure of tax positions. MBIA adopted the provisions of FIN 48 on January 1, 2007. The adoption of FIN 48 did not have a material impact on the Company’s consolidated financial statements. See “Note 7: Income Taxes” in the Notes to Consolidated Financial Statements for disclosures required by FIN 48.

In February 2006, the FASB issued SFAS 155, “Accounting for Certain Hybrid Financial Instruments,” which amends SFAS 133, “Accounting for Derivative Instruments and Hedging Activities” and SFAS 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Financial Liabilities.” SFAS 155 permits an entity to measure at fair value any financial instrument that contains an embedded derivative that would otherwise require bifurcation. The fair value designation may be applied on an instrument-by-instrument basis, however, the election to apply fair value accounting is irrevocable. MBIA adopted the provisions of SFAS 155 on January 1, 2007 and applied SFAS 155 fair value measurement to certain structured investments and a medium-term note liability. The effect of adopting SFAS 155 resulted in a $1.9 million after-tax ($3.0 million pre-tax) decrease to opening retained earnings as of January 1, 2007, representing the difference between the fair values of the hybrid financial instruments and the reported carrying values as of December 31, 2006. The decrease in retained earnings includes after-tax gross gains of $0.3 million ($0.5 million pre-tax) and after-tax gross losses of $2.2 million ($3.5 million pre-tax). For the three months ended March 31, 2007, changes in the fair value of hybrid financial instruments resulted in a pre-tax loss of $6.5 million, which is included in “Net gains (losses) on financial instruments at fair value and foreign exchange” on the Company’s consolidated statement of income.

Standards to be Adopted in Future Periods

On April 18, 2007, the FASB issued an Exposure Draft (“ED”) for public comment entitled “Accounting for Financial Guarantee Insurance Contracts”, an interpretation of SFAS 60, “Accounting and Reporting by Insurance Enterprises.” The proposals contained in the ED are not considered final accounting guidance until the FASB completes its due process procedures and issues a final statement, which could differ from the ED. The FASB’s due process procedures include obtaining the comments from its constituency, including preparers of financial statements, users of financial statements such as investors and rating agencies, and other interested parties such as auditors and regulators. Following a 60-day comment period, the FASB has stated that they will hold a discussion forum with interested parties. The FASB’s due process procedures are expected to conclude in the third quarter 2007.

Under the ED, MBIA would be required to recognize premium revenue only in proportion to contractual payments (principal and interest) made by the issuer of the insured financial obligation. The proposed recognition approach for a claim liability would require MBIA to recognize a claim liability when there is an expectation that a claim loss will exceed the unearned premium revenue (liability) based on the present value of expected cash flows. Additionally, the ED would require MBIA to provide expanded disclosures relating to factors affecting the recognition and measurement of financial guarantee contracts.

While certain provisions of the ED are still being analyzed by the Company, MBIA believes that the cumulative effect of initially applying the premium recognition provisions of this ED would be material to its financial statements. Additionally, the proposed changes to premium and claim liability recognition would be substantially different than our current premium revenue and claim liability recognition methodologies.

MBIA is in the process of evaluating how the exposure draft will impact its financial statements. Until final guidance is issued by the FASB and is effective, MBIA intends to continue to apply its existing policy with respect to the establishment of both case basis and unallocated loss reserves and the recognition of premium revenue. A further description of the Company’s loss reserving and premium recognition policies are included in “Note 2: Significant Accounting Policies” in the Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

In February 2007, the FASB issued SFAS 159, “The Fair Value Option for Financial Assets and Financial Liabilities.” SFAS 159 provides the Company an irrevocable option to measure eligible financial assets and liabilities at fair value, with changes in fair value recorded in earnings, that otherwise are not permitted to be accounted for at fair value under other accounting standards. The option is applied, on a contract-by-contract basis, to an entire contract and not only to specific risks, specific cash flows or other portions of that contract. Upfront costs and fees related to a contract for which the fair value option is elected shall be recognized in earnings as incurred and not deferred. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities. SFAS 159 is effective for fiscal years beginning after November 15, 2007. MBIA is currently evaluating the provisions of SFAS 159 and their potential impact on the Company’s financial statements. MBIA expects to adopt the provisions of SFAS 159 beginning January 1, 2008.

MBIA Inc. and Subsidiaries

Management’s Discussion and Analysis

of Financial Condition and Results of Operations

In September 2006, the FASB issued SFAS 157, “Fair Value Measurements.” SFAS 157 defines fair value as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. SFAS 157 requires that fair value measurement reflect the assumptions market participants would use in pricing an asset or liability based on best information available. Assumptions include the risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model. SFAS 157 also clarifies that an issuer’s credit standing should be considered when measuring liabilities at fair value. SFAS 157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (level 1 measurement) and the lowest priority to unobservable inputs (level 3 measurements). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. MBIA is currently evaluating the provisions of SFAS 157 and their potential impact on the Company’s financial statements. MBIA expects to adopt the provisions of SFAS 157 beginning January 1, 2008.

RESULTS OF OPERATIONS

SUMMARY OF CONSOLIDATED RESULTS

The following table presents highlights of the Company’s consolidated financial results for the three months ended March 31, 2007 and 2006. Items listed under “Other per share information (effect on net income)” are items that we commonly identify for the readers of our financial statements because they are a by-product of the Company’s operations or due to general market conditions beyond the control of the Company.

	1st Quarter
In millions except per share amounts	2007	2006
Revenues:
Insurance	$369	$351
Investment management services	354	261
Corporate	11	4

Gross revenues from continuing operations	734	616
Expenses:
Insurance	91	86
Investment management services	337	234
Corporate	29	23

Gross expenses from continuing operations	457	343

Provision for income taxes	78	75

Income from continuing operations, net of tax	199	198
Income (loss) from discontinued operations, net of tax	—	1

Net income	$199	$199

Net income per share information:(1)
Net income	$1.46	$1.46

Other per share information (effect on net income):
Accelerated premium earned from refunded issues	$0.18	$0.17
Net realized gains (losses)	$0.06	$0.00
Net gains (losses) on financial instruments at fair value and foreign exchange	$(0.08)	$0.01
Income (loss) from discontinued operations	$—	$0.01

(1)	All per share calculations are diluted.

Consolidated revenues in the first quarter of 2007 increased 19% to $734 million from $616 million in the first quarter of 2006. The growth in consolidated revenues was primarily due to a substantial increase in investment management services’ interest income resulting from strong growth in asset/liability products. In addition, investment management services’ net realized gains increased compared with the first quarter of 2006, partially offset by an increase in net losses on financial instruments at fair value and foreign exchange. The increase in insurance revenues resulted from growth in investment income primarily related to consolidated VIE interest income and an increase in net realized gains. In 2007, corporate revenues include $3.4 million of insurance recoveries representing the reimbursement of a portion of expenses incurred in connection with the regulatory investigations of the Company and related litigation.

MBIA Inc. and Subsidiaries

Management’s Discussion and Analysis

of Financial Condition and Results of Operations

Consolidated expenses in the first quarter of 2007 increased 33% to $457 million from $343 million in the first quarter of 2006. This increase was principally due to an increase in investment management services’ and insurance interest expense, which was commensurate with the increase in interest income. The increase in corporate expenses primarily resulted from costs related to the retention of the Independent Consultant and other legal expenses associated with the regulatory investigations.

Net income in the first quarter of 2007 of $199 million was flat compared with the first quarter of 2006. Net income per diluted share for the first quarter of 2007 and 2006 was $1.46. The Company’s book value at March 31, 2007 was $53.77 per share, compared with $53.43 at December 31, 2006. The increase was principally driven by net income from operations and an increase in paid-in capital due to stock option activity, partially offset by an increase in treasury stock as a result of share repurchases by the Company under the share repurchase program.

INSURANCE OPERATIONS

The Company’s insurance operations principally comprise the activities of MBIA Corp. MBIA Corp. issues financial guarantees for municipal bonds, asset-backed and mortgage-backed securities, investor-owned utility bonds, bonds backed by publicly or privately funded public purpose projects, bonds issued by sovereign and sub-sovereign entities, obligations collateralized by diverse pools of corporate loans and pools of corporate and asset-backed bonds, both in the new issue and secondary markets. Additionally, MBIA Corp. insures credit default swaps on pools of collateral, which it considers part of its core financial guarantee business.

The municipal obligations that MBIA Corp. insures include tax-exempt and taxable indebtedness of states, counties, cities, utility districts and other political subdivisions, as well as airports, higher education and healthcare facilities and similar authorities and obligations issued by private entities that finance projects which serve a substantial public purpose. The asset-backed and structured finance obligations insured by MBIA Corp. typically consist of securities that are payable from or which are tied to the performance of a specified pool of assets that have an expected cash flow. Securities of this type include residential and commercial mortgages, a variety of consumer loans, corporate loans and bonds, trade and export receivables, aircraft, equipment and real property leases and infrastructure projects.

In certain cases, the Company may be required to consolidate entities established as part of securitizations when it insures the assets or liabilities of those entities. These entities typically meet the definition of a VIE under FIN 46(R). We do not believe there is any difference in the risks and profitability of financial guarantees provided to VIEs compared with other financial guarantees written by the Company. Additional information relating to VIEs is contained in the “Variable Interest Entities” section included herein.

The Company’s gross premiums written (“GPW”), net premiums written (“NPW”) and net premiums earned for the first quarter of 2007 and 2006 are presented in the following table:

	1st Quarter		Percent Change
In millions	2007	2006	2007 vs. 2006
Gross premiums written:
U.S.	$132	$114	16%
Non-U.S.	86	59	44%

Total	$218	$173	26%

Net premiums written:
U.S.	$122	$104	18%
Non-U.S.	74	45	63%

Total	$196	$149	32%

Net premiums earned:
U.S.	$156	$147	7%
Non-U.S.	54	59	(9)%

Total	$210	$206	2%

MBIA Inc. and Subsidiaries

Management’s Discussion and Analysis

of Financial Condition and Results of Operations

GPW reflects premiums received and accrued for in the period and does not include the present value of future cash receipts expected from installment premium policies originated during the period. GPW was $218 million in the first quarter of 2007, up 26% from the first quarter of 2006. The increase in GPW largely resulted from an increase in the volume of both U.S. and non-U.S. public finance business written compared with the same period in 2006.

NPW, which represents gross premiums written net of premiums ceded to reinsurers, increased 32% to $196 million in the first quarter of 2007 from $149 million in the first quarter of 2006. The increase in the first quarter of 2007 was a result of the increase in GPW, along with a decrease in premiums ceded to reinsurers. Premiums ceded to reinsurers from all insurance operations were $21 million or 10% of GPW in the first quarter of 2007 compared with $24 million or 14% in the first quarter of 2006. Reinsurance enables the Company to cede exposure and comply with its single risk and credit guidelines, although the Company continues to be primarily liable on the reinsured policies.

Net premiums earned include scheduled premium earnings, as well as premium earnings from refunded issues. Net premiums earned in the first quarter of 2007 of $210 million increased 2% from $206 million in the first quarter of 2006. The increase in net premiums earned was due to a 2% increase in scheduled premiums earned and a 4% increase in refunded premiums earned.

MBIA evaluates the premium rates it charges for insurance guarantees through the use of internal and external rating agency quantitative models. These models assess the Company’s premium rates and return on capital results on a risk adjusted basis. In addition, market research data is used to evaluate pricing levels across the financial guarantee industry for comparable risks, when available. Our pricing levels indicate continued acceptable trends in overall portfolio profitability under all models, and we believe the pricing charged for our insurance products produces results that meet our long-term return on capital targets.

When an MBIA-insured obligation is refunded or retired early, the related remaining deferred premium revenue is earned at that time. The level of refundings and calls is influenced by a variety of factors such as prevailing interest rates, the coupon rate of the issue, the issuer’s desire or ability to modify covenants and applicable regulations under the Internal Revenue Code. Additionally, the Company may receive premiums upon the early termination of installment-based policies, which are earned when received and included in premiums from refunded issues. Given the variety of factors that influence the level of refundings and early terminations of insured obligations, premium earnings from such insured obligations may vary from period to period.

CREDIT QUALITY Financial guarantee companies use a variety of approaches to assess the underlying credit risk profile of their insured portfolios. MBIA uses both an internally developed credit rating system as well as third-party rating sources in the analysis of credit quality measures of its insured portfolio. In evaluating credit risk, the Company obtains, when available, the underlying rating of the insured obligation before the benefit of its insurance policy from nationally recognized rating agencies (Moody’s, S&P and Fitch, Inc.). All references to insured credit quality distributions contained herein reflect the underlying rating levels from these third-party sources. Other companies within the financial guarantee industry may report credit quality information based upon internal ratings that would not be comparable to MBIA’s presentation.

Total net par insured rated A or above before giving effect to MBIA’s guarantee was 80% for the three months ended March 31, 2007 compared with 86% for the same period of 2006. The decrease in the percentage of net par insured rated A or above reflects a change in the mix of business written among sectors that typically have differing credit rating levels. At March 31, 2007, 82% of the Company’s outstanding net par insured was rated A or above before giving effect to MBIA’s guarantee compared with 81% at March 31, 2006.

GLOBAL PUBLIC FINANCE MARKET MBIA’s premium writings and premium earnings in both the new issue and secondary global public finance markets are presented in the following table:

MBIA Inc. and Subsidiaries

Management’s Discussion and Analysis

of Financial Condition and Results of Operations

Global Public Finance In millions	1st Quarter		Percent Change
	2007	2006	2007 vs. 2006
Gross premiums written:
U.S.	$67	$50	34%
Non-U.S.	54	21	153%

Total	$121	$71	69%

Net premiums written:
U.S.	$65	$49	33%
Non-U.S.	49	17	193%

Total	$114	$66	74%

Net premiums earned:
U.S.	$100	$91	10%
Non-U.S.	28	26	7%

Total	$128	$117	9%

Global public finance GPW increased 69% to $121 million in the first quarter of 2007 from $71 million in the first quarter of 2006. U.S. GPW increased 34% as a result of business written in the transportation, tax-backed and education sectors despite overall continued tight credit spreads and strong competition in the U.S. public finance market. Non-U.S. GPW increased 153% as a result of an increase in premiums from deals insured during the quarter, particularly within the utilities sector. In the first quarter of 2006, non-U.S. GPW only reflects premiums received on installment policies closed in prior periods as no new business was written. NPW increased 74% to $114 million in the first quarter of 2007 as a result of the increase in GPW and a lower cession rate. The overall cession rate for business written during the first quarter of 2007 was 5% compared with 8% in the first quarter of 2006. In the first quarter of 2007, global public finance net premiums earned increased 9% to $128 million from $117 million in the first quarter of 2006. The increase principally resulted from a $10 million increase in refunded premiums earned from U.S. business and a $5 million increase in scheduled premiums earned from non-U.S. business, partially offset by a $3 million decrease in refunded premiums earned from non-U.S. business.

The average credit quality of global public finance net par insured by the Company in the first three months of 2007 was the same as the first three months of 2006. Net par insured rated A or above before giving effect to the Company’s guarantee represented 92% of global public finance business written in the first three months of 2007 and 2006. At March 31, 2007 and 2006, 83% of the outstanding global public finance net par insured was rated A or above before the Company’s guarantee.

GLOBAL STRUCTURED FINANCE MARKET MBIA’s premium writings and premium earnings in both the new issue and secondary global structured finance markets are presented in the following table:

Global Structured Finance In millions	1st Quarter		Percent Change
	2007	2006	2007 vs. 2006
Gross premiums written:
U.S.	$65	$64	3%
Non-U.S.	32	38	(17)%

Total	$97	$102	(5)%

Net premiums written:
U.S.	$57	$55	4%
Non-U.S.	25	28	(12)%

Total	$82	$83	(1)%

Net premiums earned:
U.S.	$56	$56	1%
Non-U.S.	26	33	(21)%

Total	$82	$89	(7)%

MBIA Inc. and Subsidiaries

Management’s Discussion and Analysis

of Financial Condition and Results of Operations

Global structured finance GPW decreased 5% in the first quarter of 2007 to $97 million from $102 million in the first quarter of 2006 as a result of a decrease in non-U.S. business written. The decrease in non-U.S. business written was largely due to the termination of several large installment policies during 2006. Two policies that terminated in the first quarter of 2006 also generated premiums due upon their termination and contributed to higher GPW in the first quarter of 2006. Additionally, the global structured finance sector continues to be adversely impacted by increased competition, tight spreads and greater investor demand for uninsured transactions. In the first quarter of 2007, NPW decreased 1% due to the decrease in GPW offset by a lower cession rate. The overall cession rate for business written during the first quarter of 2007 and 2006 was 15% and 18%, respectively. In the first quarter of 2007, global structured finance net premiums earned of $82 million were 7% below the first quarter of 2006. The decrease in net premiums earned resulted from a $5 million decrease in refunded premiums earned and a $2 million decrease in scheduled premiums earned from non-U.S. business, reflecting the activity in GPW described above.

MBIA’s global structured finance net par insured rated A or above before giving effect to the Company’s guarantee was 74% in the first three months of 2007, down from 79% in the same period of 2006. At March 31, 2007, 78% of the outstanding global structured finance net par insured was rated A or above before giving effect to the Company’s guarantee, slightly higher than 77% as of March 31, 2006.

As of March 31, 2007, MBIA had $5.4 billion of net par outstanding from direct exposure to the subprime mortgage sector, representing less than 1% of total insured net par outstanding. Over half of the exposure written in this sector was insured by MBIA in 2005, 2006 and the first quarter of 2007 and was exclusively insured in the secondary market. Additionally, all of the exposure insured during 2005, 2006 and the first quarter of 2007 had credit quality ratings of triple-A before the benefit of MBIA’s insurance at the time the exposure was insured. As of March 31, 2007, 92% of MBIA’s total net par outstanding from direct exposure to the subprime mortgage sector had an underlying average credit quality rating of single A or better.

INVESTMENT INCOME The Company’s insurance-related net investment income for the first three months of 2007 and 2006 and ending asset balances at amortized cost as of March 31, 2007 and December 31, 2006 are presented in the following table:

			Percent Change
In millions	2007	2006	2007 vs. 2006
Pre-tax investment income	$146	$139	5%
After-tax investment income	$114	$110	4%

Ending asset balances at amortized cost	$11,382	$11,222	1%

The Company’s insurance-related net investment income, excluding net realized gains and losses, increased 5% to $146 million in the first quarter of 2007 compared with $139 million in the first quarter of 2006. After-tax net investment income increased 4% in the first quarter of 2007 as the proportion of taxable investments was slightly higher than 2006. Growth in pre-tax investment income reflects an increase in consolidated VIE interest income of $6 million. VIE interest income is generated from interest bearing assets held by such entities and supports the payment of interest expense on debt issued by these entities. Additionally, pre-tax investment income for the first quarter of 2007 included $3 million related to Northwest Airlines’ enhanced equipment trust certificates, which the Company received in connection with a remediation, with no comparable amount recorded in 2006. See the Risk Management section for additional information on the Northwest Airlines’ enhanced equipment trust certificates.

Excluding interest income related to VIEs and the Northwest Airlines’ enhanced equipment trust certificates, insurance-related net investment income decreased 2% on a pre-tax and after-tax basis in the first quarter of 2007 compared with the first quarter of 2006. These decreases were attributable to a decline in average invested assets as a result of dividends paid from MBIA Corp. to MBIA Inc. during 2006 and claim payments made in the fourth quarter of 2006 to call two MBIA-insured transactions, partially offset by the effect of higher average investment yields. Ending asset balances at amortized cost, excluding VIE and Northwest Airlines’ enhanced equipment trust certificates assets, were $9.8 billion at March 31, 2007 compared with $9.6 billion at December 31, 2006. Tax-exempt investments represented 53% of ending asset balances, excluding VIE and Northwest Airlines’ enhanced equipment trust certificates assets, at March 31, 2007 compared with 55% at December 31, 2006.

FEES AND REIMBURSEMENTS The Company collects fees for services performed in connection with certain transactions. In addition, the Company may be entitled to reimbursement of third-party expenses that it incurs in connection with certain transactions. Depending upon the type of fee received and whether it is related to an insurance policy, the fee is

MBIA Inc. and Subsidiaries

Management’s Discussion and Analysis

of Financial Condition and Results of Operations

either earned when it is received or deferred and earned over the life of the related transaction. Work, waiver and consent, termination, administrative and management fees are earned when the related services are completed and the fee is received. Structuring fees are earned on a straight-line basis over the life of the related insurance policy and commitment fees are earned on a straight-line basis over the commitment period. Expense reimbursements are earned when received.

Fee and reimbursement revenues increased 24% to $10 million in the first quarter of 2007 from $8 million in the first quarter of 2006. The increase was principally driven by an increase in loss prevention expense reimbursements related to Eurotunnel. Due to the transaction-specific nature inherent in fees and reimbursements, these revenues can vary significantly from period to period.

NET GAINS AND LOSSES Net realized gains in the insurance operations were $1 million in the first quarter of 2007 compared with net realized losses of $7 million in the first quarter of 2006. Net realized gains and losses are largely due to sales of investment securities. Additionally, net realized losses in the first quarter of 2006 included a $14 million impairment loss recorded on a salvage receivable.

Net gains and losses on financial instruments at fair value and foreign exchange in the insurance operations represent changes in the market value of the Company’s insured credit derivative portfolio and changes in the U.S. dollar value of non-U.S. dollar assets and liabilities. Gains and losses on credit derivatives are largely driven by movements in credit spreads affecting the Company’s insured portfolio of synthetic CDOs. Net gains on financial instruments at fair value and foreign exchange were $2 million in the first quarter of 2007 compared with $5 million in the first quarter of 2006. Net gains in the first quarter of 2007 consisted of $4 million of foreign exchange gains on short-term investments offset by $2 million of losses on the market value of credit derivative instruments. There was no impact on net gains on financial instruments at fair value and foreign exchange in the insurance operations relating to the adoption of FAS 155 in the first quarter of 2007. Net gains in the first quarter of 2006 consisted of $4 million of gains on the market value of credit derivative instruments and $1 million of foreign exchange gains on short-term investments.

LOSSES AND LOSS ADJUSTMENT EXPENSES (LAE) The following table presents the case-specific, reinsurance recoverable and unallocated components of the Company’s total loss and LAE reserves at the end of the first quarter of 2007 and 2006, as well as its loss provision and case basis activity as of March 31, 2007 and 2006.

	March 31,		Percent Change
In millions	2007	2006	2007 vs. 2006
Case-specific:
Gross	$334	$512	(35)%
Reinsurance recoverable on unpaid losses	48	59	(20)%

Net case reserves	$286	$453	(37)%
Unallocated	200	218	(8)%

Net loss and LAE reserves	$486	$671	(28)%

Losses and LAE	$20	$20	2%

Case basis activity	$34	$11	217%

The Company recorded $20 million in losses and LAE in the first three months of 2007 and 2006. The percentage increase in losses and LAE corresponds to the increase in scheduled net earned premium, as scheduled net earned premium is the base upon which the Company’s 12% loss factor is applied. As of March 31, 2007, the Company had $200 million in unallocated loss reserves, which represent the Company’s estimate of losses associated with credit deterioration that have occurred in the Company’s insured portfolio but have not been specifically identified and are available for future case-specific activity.

Total net case basis activity transferred from the Company’s unallocated loss reserve was $34 million during the three months ended March 31, 2007 compared with $11 million during the three months ended March 31, 2006. Net case basis activity during 2007 primarily consisted of loss reserves for insured obligations related to the Student Loan Finance Corporation (“SFC”) and a multi-sector CDO. Partially offsetting these loss reserves were reversals of previously established case basis reserves within the aircraft enhanced equipment trust certificates (“EETCs”) sector. Net case basis activity during 2006 primarily consisted of loss reserves related to insured obligations within MBIA’s guaranteed tax lien portfolio and insured obligations issued by Allegheny Health, Education and Research Foundation (“AHERF”).

MBIA Inc. and Subsidiaries

Management’s Discussion and Analysis

of Financial Condition and Results of Operations

In July 2002, MBIA Corp., together with Wells Fargo Bank N.A. in its capacity as trustee, filed suit in Delaware federal district court against Royal Indemnity Corporation (“Royal”) to enforce insurance policies that Royal issued guaranteeing vocational loans originated by SFC. MBIA Corp. insured eight securitizations that were collateralized by the SFC vocational student loans guaranteed by Royal. In April 2007, MBIA reached an agreement with Royal to settle its outstanding litigation against Royal related to SFC. In the second quarter of 2007, under the terms of the settlement Royal paid an amount sufficient to repay the approximately $362 million of outstanding par amount of the bonds insured by MBIA as well as to reimburse MBIA for a portion of the claims that MBIA has paid to date under its insurance policies. As a result of the settlement, MBIA recorded a $20 million case basis loss in the first quarter of 2007. The loss represents a reduction to MBIA’s expected recoveries for claims it has paid to date under its policies. The District Court in Delaware has entered a final judgment in the case implementing the settlement.

In July 2006, Eurotunnel petitioned for protection under the Paris commercial court for a safeguard procedure, a new procedure under French law with limited similarities to a U.S. Chapter 11 reorganization. At an August 2, 2006 hearing, the commercial court granted Eurotunnel protection under the safeguard procedure. A safeguard plan was approved by the Paris Commercial Court on January 15, 2007, having been previously approved by Eurotunnel’s creditors, vendors, bondholders and employees. The implementation of the safeguard plan is subject to 60% of Eurotunnel shareholders tendering their shares for new shares in the reorganized company. During 2006, MBIA made claim payments of $1.0 million related to Eurotunnel, for which it expects to be fully reimbursed. In the first quarter of 2007, MBIA made a claim payment of 18 million British pounds covering a funding shortfall with respect to a February 1, 2007 debt service payment, for which MBIA expects to be fully reimbursed. The Company believes that it will not incur an ultimate loss on its Eurotunnel exposure and, therefore, has not established a case basis loss reserve for this credit. At March 31, 2007, MBIA had approximately $1.6 billion of net par outstanding related to insured Eurotunnel debt obligations.

The Company has significant exposures in its insured portfolio relating to regions impacted by Hurricane Katrina. Insured credits in these regions encompass various types of sectors, including general obligation bonds, tax-backed, healthcare, transportation and higher education, among others. The Company is continuing its communication with issuers, trustees and relevant state officials to evaluate the actual and potential impact that the hurricane may have on its insured credits. To date, the Company has paid $8 million in claim payments, for which it has been fully reimbursed. As of March 31, 2007, MBIA’s exposure to this issuer was $24.1 million in net insured par outstanding. Additionally, as of March 31, 2007, MBIA had $580.9 million of net insured par outstanding on its “Caution List-Medium” and “Caution List-High” related to regions impacted by Hurricane Katrina. An explanation of the Company’s “Classified List” and “Caution Lists” is provided below.

MBIA continues to closely monitor the manufactured housing sector, which has experienced stress during the last several years. MBIA ceased writing business in this sector in 2000, other than through certain MBIA-insured CDO transactions. At March 31, 2007, the Company had $21 million in case basis reserves, net of reinsurance, covering net insured par outstanding of $502 million on three different transactions within the manufactured housing sector. The Company had additional manufactured housing exposure of $1.6 billion in net insured par outstanding as of March 31, 2007, of which approximately 29% has been placed on the Company’s “Caution List-Medium” and “Caution List-High.”

MBIA’s Insured Portfolio Management (“IPM”) Division is responsible for monitoring MBIA insured issues. The level and frequency of MBIA’s monitoring of any insured issue depends on the type, size, rating and performance of the insured issue. If IPM identifies concerns with respect to the performance of an insured issue it may designate such insured issue as “Caution List-Low,” “Caution List-Medium” or “Caution List-High.” The designation of any insured issue as “Caution List-Medium” or “Caution List-High” is based on the nature and extent of these concerns and requires that increased monitoring and, if needed, a remediation plan be implemented for the related insured issue.

In the event MBIA determines that it must pay a claim or that a claim is probable and estimable with respect to an insured issue, it places the issue on its “Classified List” and establishes a case basis reserve for that insured issue. As of March 31, 2007, MBIA had 36 open case basis issues on its “Classified List” that had $286 million in aggregate case reserves, net of reinsurance. The Company does not establish any case basis reserves for issues that are listed as “Caution List-Low,” “Caution List-Medium” or “Caution List-High” until such issues are placed on the Company’s “Classified List.”

Included in the Company’s case basis reserves are both loss reserves for insured obligations for which a payment default has occurred and MBIA has already paid a claim and also for which a payment default has not yet occurred but a claim is probable and estimable in the future. As of March 31, 2007, case basis reserves consisted of the following:

MBIA Inc. and Subsidiaries

Management’s Discussion and Analysis

of Financial Condition and Results of Operations

Dollars in millions	Number of case basis issues	Loss Reserve	Par Outstanding
Gross of reinsurance:
Issues with defaults	31	$285	$4,254
Issues without defaults	5	49	534

Total gross	36	$334	$4,788

Net of reinsurance:
Issues with defaults	31	$260	$3,302
Issues without defaults	5	26	472

Total net	36	$286	$3,774

When MBIA becomes entitled to the underlying collateral or to a reimbursement of an insured credit under salvage and subrogation rights as a result of a claim payment, it records salvage and subrogation as an asset. Such amounts are included in the Company’s balance sheet within “Other assets.” As of March 31, 2007 and December 31, 2006, the Company had salvage and subrogation of $189 million and $180 million, respectively. The amount recorded as salvage and subrogation may be influenced by several factors during any period, such as the level of claim payments made for which the Company is entitled to reimbursements, amounts collected and impairment write-downs.

RISK MANAGEMENT In an effort to mitigate losses, MBIA is regularly involved in the ongoing remediation of credits that may involve, among other things, waivers or renegotiations of financial covenants or triggers, waivers of contractual provisions, the granting of consents, and the taking of various other remedial actions. The nature of any remedial action is based on the type of the insured issue and the nature and scope of the event giving rise to the remediation. In most cases, as part of any such remedial activity, MBIA is able to improve its security position and obtain concessions from the issuer of the insured bonds. From time to time, the issuer of an MBIA-insured obligation may, with the consent of MBIA, restructure the insured obligation by extending the term, increasing or decreasing the par amount or decreasing the related interest rate with MBIA insuring the restructured obligation. If, as the result of the restructuring, MBIA estimates that it will incur an ultimate loss on the restructured obligation, MBIA will record a case basis loss reserve for the restructured obligation or, if it has already recorded a case basis loss reserve, it will re-evaluate the impact of the restructuring on the recorded reserve and adjust the amount of the reserve as appropriate.

In the first quarter of 2006 and in connection with its remediation efforts, MBIA exercised a call right with respect to $411 million of MBIA-insured Northwest Airlines’ enhanced equipment trust certificates issued by Northwest Airlines Pass Through Trust 2000-1G (the “Certificates”). Under the terms of the trust agreement relating to the Certificates, MBIA had the

MBIA Inc. and Subsidiaries

Management’s Discussion and Analysis

of Financial Condition and Results of Operations

right to call the Certificates at par as a result of the bankruptcy filing by Northwest Airlines. MBIA entered into an agreement with a third party under which the third party financed the call of the Certificates and purchased the Certificates from MBIA as part of a planned future securitization of the Certificates. MBIA’s insurance policy guaranteeing payment of the Certificates remains in effect.

Due to certain continuing rights MBIA possesses with respect to the Certificates, MBIA recorded the Certificates and the related financing on its balance sheet under the requirements of SFAS 140. The Certificates are included within “Short-term investments” and the related financing is included within “Payable for investments purchased” on the Company’s consolidated balance sheets. As of March 31, 2007, the carrying value of the Certificates and the related financing was $256 million as a result of principal payments associated with the sale of certain aircraft collateralizing the Certificates. At such time that MBIA no longer possesses its continuing rights with respect to the Certificates, including the potential completion of a securitization of the Certificates, the Certificates and the related financing would no longer be recorded on the Company’s consolidated balance sheet.

REINSURANCE Reinsurance enables the Company to cede exposure for purposes of syndicating risk and increasing its capacity to write new business while complying with its single risk and credit guidelines. When a reinsurer is downgraded by one or more of the rating agencies, less capital credit is given to MBIA under rating agency models. Over the past several years, most of MBIA’s reinsurers have been downgraded and others remain under review. Any reduced capital credit associated with reinsurer downgrades has not and is not expected to have a material adverse effect on the Company. The Company generally retains the right to reassume the business ceded to reinsurers under certain circumstances, including rating downgrades of its reinsurers. Additionally, under New York State insurance regulations, MBIA requires certain unauthorized reinsurers to maintain bank letters of credit or establish trust accounts to cover liabilities ceded to such reinsurers under reinsurance contracts. The Company remains liable on a primary basis for all reinsured risk, and although MBIA believes that its reinsurers remain capable of meeting their obligations, there can be no assurance of such in the future.

As of March 31, 2007, the aggregate amount of insured par ceded by MBIA to reinsurers under reinsurance agreements was $71 billion. Additionally, the Company has other reimbursement agreements not accounted for as reinsurance, primarily with a double-A rated reinsurer, covering $6 billion of insured par. The following table presents the percentage ceded to and reinsurance recoverable from reinsurers by rating levels:

Reinsurers	Standard & Poor’s Rating		Moody’s Rating	Percentage of Total Par Ceded	Reinsurance Recoverable (in thousands)
Channel Reinsurance Ltd.	AAA		Aaa	50.17%	$6,726
Assured Guaranty Corp.	AAA		Aa1	13.93	12,903
RAM Reinsurance Company, Ltd.	AAA		Aa3	12.38	732
Ambac Assurance Corporation	AAA		Aaa	8.08	—
Mitsui Sumitomo Insurance Company Ltd.	AA	-	Aa3	5.88	37
Swiss Reinsurance Company, Zurich, Switzerland	AA	-	Aa2	3.24	—
Radian Asset Assurance Inc.	AA		Aa3	1.50	8,134
Assured Guaranty Re Ltd.	AA		Aa2	0.99	—
Sompo Japan Insurance Inc.	AA	-	Aa3	0.65	28
Export Development Canada	AAA		Aaa	0.52	—
Transatlantic Reinsurance Company	AA	-	Aa3	0.49	1,730
Other (1)	A or above		A1 or above	2.12	17,033
Not Currently Rated				0.05	302

Total				100.00%	$47,625

(1)	Several reinsurers within this category are not rated by Moody’s.

While Channel Reinsurance Ltd. (“Channel Re”) continues to be a triple-A rated reinsurer of MBIA, S&P reaffirmed its negative outlook on Channel Re during the second quarter of 2006. MBIA does not expect S&P’s outlook on Channel Re to have a material negative impact on the Company’s financial condition or results of operations. MBIA continues to own a 17.4% equity interest in Channel Re.

MBIA Inc. and Subsidiaries

Management’s Discussion and Analysis

of Financial Condition and Results of Operations

POLICY ACQUISITION COSTS AND OPERATING EXPENSES Expenses that vary with and are primarily related to the production of the Company’s insurance business (policy acquisition costs) are deferred and recognized over the period in which the related premiums are earned. If an insured issue is refunded and the related premium is earned early, the associated policy acquisition costs previously deferred are also recognized early.

The Company’s insurance expenses, as well as its expense ratio, are shown in the following table:

	1st Quarter		Percent Change
In millions	2007	2006	2007 vs. 2006
Gross expenses	$61	$62	(1)%

Amortization of deferred acquisition costs	$17	$16	2%
Operating expenses	32	37	(11)%

Total insurance operating expenses	$49	$53	(7)%

Expense ratio	23.4%	25.6%

Gross insurance expenses decreased 1% in the first quarter of 2007 primarily as a result of a decrease in costs associated with loss prevention efforts and an increase in costs allocated to our investment management services and corporate operations. Decreases in insurance expenses were partially offset by increases in compensation costs primarily related to long-term compensation and retirement plans. In the first quarter of 2007, the amortization of deferred acquisition costs increased 2% compared with the first quarter of 2006, in line with an increase in insurance premiums earned. Over the last several years there has been an increase in the ratio of deferred expenses carried as assets on the balance sheet to deferred revenues carried as liabilities on the balance sheet plus the present value of future installment premiums. The increasing ratio reflects higher costs associated with acquiring new policies relative to a smaller growth in deferred and future installment premiums.

Operating expenses decreased 11% to $32 million in the first quarter of 2007 from $37 million in the first quarter of 2006. The decrease in operating expenses resulted from the decrease in costs associated with loss prevention efforts and the increase in costs allocated to our investment management services and corporate operations.

The increase in costs allocated to the investment management services and corporate operations was the result of a periodic study performed by the Company, which estimates the amount of costs incurred by the insurance operations that are attributable to the activities of the investment management services and corporate operations. As a result of this study, the Company determined that there has been an increase in the amount of services provided by senior executives and support functions of the insurance operations to the investment management services and corporate operations.

Financial guarantee insurance companies use the expense ratio (expenses divided by net premiums earned) as a measure of expense management. The decrease in the expense ratio presented in the preceding table is principally due to lower levels of operating expenses in the first quarter of 2007 compared with the first quarter of 2006.

INTEREST EXPENSE Interest expense from MBIA’s insurance operations, which primarily consists of interest related to debt issued by consolidated VIEs, the financing of the Northwest Airlines Pass Through Trust 2000-1G certificates and agreements accounted for as deposits, increased to $22 million in the first quarter of 2007 from $13 million in the first quarter of 2006. Interest expense related to consolidated VIEs of $18 million increased $6 million in the first quarter of 2007 from $12 million in the first quarter of 2006. In addition, there was $3 million of interest expense in the first quarter of 2007 related to the financing of the Northwest Airlines Pass Through Trust 2000-1G certificates with no comparable amount in the first quarter of 2006.

VARIABLE INTEREST ENTITIES The Company provides structured funding and credit enhancement services to global finance clients through the use of certain MBIA-administered, bankruptcy-remote special purpose vehicles (“SPVs”) and through third-party SPVs. Third-party SPVs are used in a variety of structures guaranteed or managed by MBIA, whereby the Company has risks analogous to those of MBIA-administered SPVs. The Company has determined that such SPVs fall within the definition of a VIE under FIN 46(R). Under the provisions of FIN 46(R), MBIA must determine whether it has a variable interest in a VIE and if so, whether that variable interest would cause MBIA to be the primary beneficiary. The primary beneficiary is the entity that will absorb the majority of the expected losses, receive the majority of the expected residual returns, or both, of the VIE and is required to consolidate the VIE.

MBIA Inc. and Subsidiaries

Management’s Discussion and Analysis

of Financial Condition and Results of Operations

The Company consolidates certain third-party VIEs as a result of financial guarantees provided by the insurance operations. The assets and liabilities of third-party VIEs are primarily reported in “Investments held-to-maturity” and “Variable interest entity floating rate notes,” respectively, on the face of the Company’s balance sheet. The assets and liabilities of these VIEs each totaled $1.4 billion at March 31, 2007 and $1.5 billion at December 31, 2006. Revenues and expenses related to third-party VIEs are primarily recorded in “Net investment income” and “Interest expense”, respectively, on the Company’s statement of income and substantially net to zero. Consolidation of such VIEs does not increase MBIA’s exposure above that already committed to in its insurance policies.

The Company consolidated two VIEs in the third quarter of 2004 and a third VIE in the fourth quarter of 2006 that were established in connection with the securitizations of Capital Asset tax liens and to which the Company provided financial guarantees. In December 2006, the Company sold its interest in all of these consolidated VIEs. MBIA held a variable interest in these entities, which resulted from its insurance policies, and had determined that it was the primary beneficiary under FIN 46(R). MBIA has reported these VIEs as discontinued operations for all periods prior to their sale.

INVESTMENT MANAGEMENT SERVICES

The Company’s investment management services operations provide an array of products and services to the public, not-for-profit and corporate sectors. Such products and services are provided primarily through wholly owned subsidiaries of MBIA Asset Management and include cash management, discretionary asset management and fund administration services and investment agreement, medium-term note and commercial paper programs related to funding assets for third-party clients and for investment purposes. The investment management services operations consist of three operating segments: asset/liability products, which include investment agreements and medium-term notes (“MTNs”) not related to the conduit programs; advisory services, which consist of third-party and related-party fee-based asset management; and conduits.

In the first quarter of 2007, investment management services’ revenues of $354 million increased 36% compared with the first quarter of 2006. Excluding realized gains and losses from investment securities and gains and losses on financial instruments at fair value and foreign exchange, revenues of $362 million increased 40% compared with the first quarter of 2006. The increases in revenues for the three months ended March 31, 2007 were driven by growth in the asset/liability products and advisory services segments. Revenues in the asset/liability products segment were favorably impacted by volume growth in structured products, including investment agreements and MTNs. The advisory services segment revenues were favorable compared with 2006 due to growth in managed assets, particularly in municipal investment pool balances which benefited from investor focus on higher overnight rates and the flat yield curve environment. Conduit segment revenues decreased slightly in the quarter primarily due to a decline in investment income resulting from deal run-off, partially offset by new business activity. Total investment management services’ expenses in the first quarter of 2007 were $337 million, up 44% compared with the first quarter of 2006. The increase in expenses for the three months ended March 31, 2007 were primarily driven by higher interest expense in asset/liability products, consistent with the increase in interest revenues, and the impact of higher interest rates on conduit floating rate debt.

Net realized gains from investment securities in the investment management services operations were $10 million in the first quarter of 2007 compared with net realized gains of $6 million in the first quarter of 2006. Net realized gains and losses are generated from the ongoing management of the investment portfolios. Net losses on financial instruments at fair value and foreign exchange from the investment management services operations in the first quarter of 2007 were $18 million compared with net losses of $3 million in the first quarter of 2006. In the first quarter of 2007, net losses on financial instruments at fair value and foreign exchange includes $5 million of net losses related to derivative instruments, $7 million of net losses related to hybrid financial instruments accounted for under SFAS 155 and $6 million of net losses related to the re-measurement of liabilities denominated in foreign currencies.

At March 31, 2007, ending assets under management were $67 billion, 5% above the 2006 year-end level and 24% above the March 31, 2006 level. Conduit ending assets included in assets under management at March 31, 2007 totaled $4.0 billion. The following table summarizes the consolidated investment management services’ results and assets under management for the first quarter of 2007 and 2006:

	1st Quarter		Percent Change
In millions	2007	2006	2007 vs. 2006
Interest and fees	$362	$258	40%
Net realized gains (losses)	10	6	83%
Net gains (losses) on financial instruments at fair value and foreign exchange	(18)	(3)	511%

Total revenues	354	261	36%
Interest expense	314	217	45%
Operating expenses	23	17	29%

Total expenses	337	234	44%

Pre-tax income	$17	$27	(36)%

Ending assets under management:
Fixed-income	$66,948	$54,128	24%

MBIA Inc. and Subsidiaries

Management’s Discussion and Analysis

of Financial Condition and Results of Operations

The following provides a summary of each of the investment management services businesses by segment. See “Note 5: Business Segments” in the Notes to Consolidated Financial Statements for a tabular presentation of the results of the investment management services’ segments.

Asset/liability products’ pre-tax income, excluding realized gains and losses from investment securities and gains and losses on financial instruments at fair value and foreign exchange, totaled $18 million in the first quarter of 2007, up 20% compared with the first quarter of 2006. At March 31, 2007, principal and accrued interest outstanding on investment agreement and medium-term note obligations and securities sold under agreements to repurchase totaled $21.9 billion compared with $20.3 billion at December 31, 2006. Assets supporting these agreements had market values of $22.2 billion and $20.5 billion at March 31, 2007 and December 31, 2006, respectively. These assets comprise high-quality securities with an average credit quality rating of double-A.

Advisory services’ pre-tax income, excluding realized gains and losses from investment securities and gains and losses on financial instruments at fair value and foreign exchange, totaled $5 million in the first quarter of 2007, up 3% compared with the first quarter of 2006. Third-party ending assets under management were $30.8 billion and $28.5 billion at March 31, 2007 and December 31, 2006, respectively. The market values of assets related to the Company’s insurance and corporate investment portfolios managed by the investment management services operations at March 31, 2007 were $10.4 billion compared with $10.5 billion at December 31, 2006.

Conduit program pre-tax income, excluding gains and losses on financial instruments at fair value and foreign exchange, totaled $2 million in the first quarter of 2007 compared with $4 million in the first quarter of 2006. Certain of MBIA’s consolidated subsidiaries have invested in MBIA’s conduit debt obligations or have received compensation for services provided to MBIA’s conduits. As such, MBIA has eliminated intercompany transactions with its conduits from its balance sheet and income statement. After the elimination of such intercompany assets and liabilities, conduit investments and conduit debt obligations were $4.0 billion and $3.9 billion, respectively, at March 31, 2007. The difference between the investments and debt obligations is primarily the result of the elimination of conduit debt owned by other MBIA subsidiaries. The effect of the elimination on the Company’s consolidated balance sheet is a reduction of fixed-maturity investments, representing investments in conduit medium-term notes by other MBIA subsidiaries, with a corresponding reduction of conduit medium-term notes.

CORPORATE

The corporate operations consist of revenues and expenses related to general corporate activities, such as net investment income, net gains and losses, interest expense on MBIA Inc. debt and general corporate expenses. The corporate operations incurred a loss of $18 million in the first quarter of 2007 and 2006.

In the first quarter of 2007, net investment income increased 68% to $6.0 million from $3.6 million in the first quarter of 2006. The increase was due to higher average invested assets driven by dividends paid by MBIA Corp. to MBIA Inc. in the fourth quarter of 2006, offset by a lower average investment yield.

In the first quarter of 2007, the corporate operations recorded insurance recoveries of $3.4 million, which represented recoveries received on the Company’s directors’ and officers’ insurance policy. These insurance recoveries reimbursed the Company for a portion of the expenses incurred by the Company in connection with the regulatory investigations and the related private securities and derivative litigations. The Company is pursuing additional recoveries under its directors’ and officers’ insurance policy.

Net realized gains from investment securities in the corporate operations were $0.9 million in the first quarter of 2007 compared with $0.6 million in the first quarter of 2006. Net realized gains were generated from the ongoing management of the investment portfolios.

MBIA Inc. and Subsidiaries

Management’s Discussion and Analysis

of Financial Condition and Results of Operations

The corporate operations incurred interest expense of $20 million in the first quarter of 2007 and 2006. Corporate interest expense is primarily generated from debt issued by MBIA Inc. Corporate expenses were $8 million in the first quarter of 2007 compared with $2 million in the first quarter of 2006. The increase in corporate expenses primarily resulted from legal costs associated with the regulatory investigations and an increase in costs allocated from the insurance operations.

TAXES

MBIA’s tax policy is to optimize after-tax income by maintaining the appropriate mix of taxable and tax-exempt investments. In general, the effective tax rate fluctuates from time to time as the Company manages its investment portfolio on an after-tax total return basis. The effective tax rate, including tax related to discontinued operations, for the first quarter of 2007 increased to 28.3% from 27.5% for the first quarter of 2006. The higher effective tax rate in the first quarter of 2007 compared with the first quarter of 2006 largely resulted from an increase in the proportion of taxable investment income and taxable realized gains on securities sales.

CAPITAL RESOURCES

The Company carefully manages its capital resources to minimize its cost of capital while maintaining appropriate claims-paying resources to sustain its triple-A claims-paying ratings. Capital resources are defined by the Company as total shareholders’ equity, long-term debt issued for general corporate purposes and various soft capital credit facilities. At March 31, 2007, total shareholders’ equity was $7.0 billion and total long-term debt was $1.2 billion. The Company uses debt financing to lower its overall cost of capital. MBIA maintains debt at levels it considers to be prudent based on its cash flow and total capital (shareholders’ equity plus long-term debt). The following table shows the Company’s long-term debt and the ratio used to measure it:

	March 31, 2007	December 31, 2006
Long-term debt (in millions)	$1,215	$1,215
Long-term debt to total capital	15%	14%

On February 1, 2007, the Company’s Board of Directors authorized the repurchase of common stock up to $1 billion under a new share repurchase program, which superseded the previously authorized program. As of March 31, 2007, the Company repurchased 4.5 million shares under the program at an average price of $67.09 per share. The Company’s ability to repurchase common stock is largely dependent on the amount of dividends paid by MBIA Corp. to MBIA Inc. Repurchases of common stock will be made from time to time in the open market or in private transactions as permitted by securities laws and other legal requirements. We believe that share repurchases are an appropriate deployment of capital in excess of amounts needed to maintain the triple-A claims-paying ratings of MBIA Corp. and support the growth of MBIA’s businesses.

The Company has available various facilities, such as lines of credit and equity-based facilities, which further support its claims-paying resources. In aggregate, we believe our claims-paying resources are more than adequate to support our business risks. At March 31, 2007, MBIA Corp. maintained a $450 million limited recourse standby line of credit facility with a group of major triple-A rated banks to provide funds for the payment of claims in excess of the greater of $500 million of cumulative claims, net of recoveries, or 5% of average annual debt service with respect to public finance transactions. The agreement is for a ten-year term, which expires in March 2015.

MBIA Corp. has access to $400 million of Money Market Committed Preferred Custodial Trust securities (“CPCT securities”) issued by eight trusts, which were created for the primary purpose of issuing CPCT securities and investing the proceeds in high-quality commercial paper or short-term U.S. Government obligations. MBIA Corp. has a put option to sell to the trusts the perpetual preferred stock of MBIA Corp. If MBIA Corp. exercises its put option, the trusts will transfer the proceeds to MBIA Corp. in exchange for the preferred stock that will be held by the trusts. The trusts are vehicles for providing MBIA Corp. the opportunity to access new capital at its sole discretion through the exercise of the put options. The trusts are rated AA and Aa2 by S&P and Moody’s, respectively. To date, MBIA Corp. has not exercised its put options under any of these arrangements.

From time to time, MBIA accesses the capital markets to support the growth of its businesses. As such, MBIA filed a $500 million registration statement on Form S-3 with the SEC in June 2003, amended in January 2004, utilizing a “shelf” registration process. In November 2004, the Company completed a $350 million debt issuance of senior notes and currently has in effect a shelf registration with the SEC for $150 million. This shelf registration permits the Company to issue various debt and equity securities described in the prospectus filed as part of the registration statement. The Company’s Board of

MBIA Inc. and Subsidiaries

Management’s Discussion and Analysis

of Financial Condition and Results of Operations

Directors has approved the filing of a new registration statement in an amount up to $800 million, which will replace and cancel remaining balances on all prior registration statements filed with the SEC. The Company expects to file the new registration statement with the SEC in the second quarter of 2007.

LIQUIDITY

Cash needs at the parent company level are primarily for dividends to its shareholders, interest payments on its debt, operating expenses and share repurchases. Sources of cash at the parent company level primarily consist of dividend payments from MBIA Corp. and MBIA Asset Management, investment income, the issuance of debt and intercompany borrowings. Additionally, the parent company maintains excess cash and investments to ensure it is able to meet its ongoing short-term and long-term cash requirements. As of March 31, 2007, the parent company had $515 million of cash and investments available for general corporate liquidity needs.

The consolidated liquidity and operating cash requirements of the Company are met by cash flows generated from operations, which were more than adequate in the three months ended March 31, 2007. The Company’s operating cash flows provided by continuing operations totaled $142 million in the three months ended March 31, 2007 compared with $198 million in the same period of 2006. The majority of net cash provided by operating activities is generated from premium writings and investment income in the Company’s insurance operations. We believe that cash flows from operations will continue to be sufficient to meet our liquidity and operating cash requirements for the foreseeable future.

Under New York State insurance law, without prior approval of the superintendent of the New York State Insurance Department (“NYSID”), financial guarantee insurance companies can pay dividends from earned surplus subject to retaining a minimum capital requirement. In MBIA Corp.’s case, regular dividends in any 12-month period cannot be greater than 10% of policyholders’ surplus as shown on MBIA Corp.’s latest filed statutory financial statements. As of March 31, 2007, MBIA Corp. was not able to pay dividends without prior approval by the NYSID until December 2007. In April 2007, MBIA Corp. received approval from the NYSID and paid a $500 million dividend to MBIA Inc. Including the effect of the April 2007 $500 million dividend, MBIA Corp. will not be able to pay dividends without prior approval by the NYSID until April 2008. MBIA Corp.’s capital position, relative to its insured exposure, had improved substantially over the past several years, exceeding both the capital required by New York State insurance law and the rating agencies for purposes of maintaining its triple-A ratings. Dividends from MBIA Corp. are used primarily for general liquidity and other corporate purposes.

The Company has significant liquidity supporting its operating businesses. At March 31, 2007, cash, cash equivalents and short-term investments totaled $3.1 billion. If, for any reason, significant cash flow reductions occur in any of its businesses, MBIA has alternatives for meeting ongoing cash requirements. They include selling or pledging its fixed-income investments in its investment portfolio, tapping existing liquidity facilities and new borrowings.

At March 31, 2007, MBIA maintained a $500 million bank line with a group of highly rated global banks, which is available to MBIA Inc. and MBIA Corp. The facility contains certain covenants including, among others, that the consolidated net worth of MBIA Inc. and MBIA Corp. will not fall below $2.8 billion and that the ratio of consolidated debt to equity for MBIA Inc. and MBIA Corp. will not exceed 30%, at any time. To date, no balances have been outstanding under this facility.

The available-for-sale investment portfolio provides a high degree of liquidity, since it comprises readily marketable high-quality fixed-income securities and short-term investments. At March 31, 2007 and December 31, 2006, the fair value of the consolidated available-for-sale investment portfolio was $33.4 billion and $31.9 billion, respectively, as presented in the following table:

MBIA Inc. and Subsidiaries

Management’s Discussion and Analysis

of Financial Condition and Results of Operations

In millions	March 31, 2007	December 31, 2006	Percent Change
			2007 vs. 2006
Available-for-sale investments:
Insurance operations:
Amortized cost	$10,009	$9,821	2%
Unrealized net gain (loss)	273	287	(5)%

Fair value	$10,282	$10,108	2%
Investment management services operations:
Amortized cost	$22,444	$20,711	8%
Unrealized net gain (loss)	162	188	(14)%

Fair value	$22,606	$20,899	8%
Corporate operations:
Amortized cost	$498	$861	(42)%
Unrealized net gain (loss)	(3)	(4)	6%

Fair value	$495	$857	(42)%

Total available-for-sale portfolio:
Amortized cost	$32,951	$31,393	5%
Unrealized net gain (loss)	432	471	(8)%

Fair value	$33,383	$31,864	5%

The increase in the amortized cost of insurance-related available-for-sale investments in the three months ended March 31, 2007 was the result of positive cash flow from operations. The increase in the amortized cost of available-for-sale investments in the investment management services operations was the result of growth in the Company’s asset/liability products program. The decrease in the amortized cost of corporate investments was due to the repurchase of common stock under the share repurchase program and dividend payments to MBIA Inc. shareholders.

The fair value of the Company’s investments is based on quoted market prices, if available. If a quoted market price is not available, fair value is estimated using quoted market prices for similar securities. Differences between fair value and amortized cost arise primarily as a result of changes in interest rates occurring after a fixed-income security is purchased, although other factors influence fair value, including credit-related actions, supply and demand forces and other market factors. When the Company holds its available-for-sale investments to maturity, unrealized gains or losses (net of tax) currently recorded in accumulated other comprehensive income in the shareholders’ equity section of the balance sheet will decrease over time as the investments approach maturity. As a result, the Company expects to realize a value substantially equal to amortized cost. However, when investments are sold prior to maturity, the Company will realize any gains or losses in current net income. The Conduit portfolios are considered held-to-maturity, as the Company has the ability and intent to hold these investments to their contractual maturity. Therefore, these portfolios are reported on the Company’s consolidated balance sheet at amortized cost and are not adjusted to reflect unrealized changes in fair value.

The weighted average credit quality of the Company’s fixed-income investment portfolios has been maintained at Double-A since its inception. The quality distribution of the Company’s fixed-maturity investment portfolios, excluding short-term investments, based on ratings from Moody’s as of March 31, 2007 is presented in the following table. Alternate ratings sources, such as S&P, have been used for a small percentage of securities that are not rated by Moody’s.

MBIA Inc. and Subsidiaries

Management’s Discussion and Analysis

of Financial Condition and Results of Operations

	Insurance		Investment Management Services		Investments Held-to- Maturity		Total
In millions	Fair Value	% of Fixed- Income Investments	Fair Value	% of Fixed- Income Investments	Fair Value	% of Fixed- Income Investments	Fair Value	% of Fixed- Income Investments
Aaa	$6,094	68%	$12,332	60%	$3,647	73%	$22,073	64%
Aa	2,173	24%	4,350	21%	273	5%	6,796	20%
A	676	7%	3,614	17%	1,100	22%	5,390	15%
Baa	43	1%	349	2%	—	—	392	1%
Below Investment Grade	30	0%	—	—	—	—	30	0%

Total	$9,016	100%	$20,645	100%	$5,020	100%	$34,681	100%

MBIA’s consolidated investment portfolio includes investments that are insured by MBIA Corp. (“MBIA Insured Investments”). At March 31, 2007, MBIA Insured Investments at fair value, excluding conduit investments insured by MBIA Corp., represented $2.7 billion or 7% of the Company’s total investments. Conduit investments insured by MBIA Corp. represented $3.7 billion or 9% of the Company’s total investments. Without giving effect to the MBIA guarantee of the MBIA Insured Investments in the consolidated investment portfolio, as of March 31, 2007, based on the actual or estimated underlying ratings (i) the weighted average rating of the investment portfolio would be in the Aa range, (ii) the weighted average rating of just the MBIA Insured Investments in the investment portfolio would be in the A range and (iii) less than 1% of the investment portfolio would be rated below investment grade.

The underlying ratings of the MBIA Insured Investments as of March 31, 2007 are reflected in the following table. Amounts represent the fair value of such investments including the benefit of the MBIA guarantee. The ratings in the table below are the lower underlying rating assigned by S&P or Moody’s when an underlying rating exists from either rating service, or when an external underlying rating is not available, the underlying rating is based on the Company’s best estimate of the rating of such investment.

Underlying Ratings Scale In millions	Insurance Portfolio	Investment Management Services Portfolio	Held-to- Maturity Investment Portfolio	Total
Aaa	$237	$359	$731	$1,327
Aa	75	158	463	696
A	220	789	1,517	2,526
Baa	153	560	936	1,649
Below Investment Grade	104	49	—	153

Total	$789	$1,915	$3,647	$6,351

Typically, conduit programs involve the use of rating agencies in assessing the quality of asset purchases and in assigning ratings to the various programs funded through the conduits. All transactions currently funded in the conduits had an underlying rating of at least investment grade by Moody’s and S&P prior to funding. The weighted average underlying rating for transactions currently funded in the conduits was A+ by S&P and A1 by Moody’s at the time such transactions were funded. MBIA estimates that the current weighted average underlying rating of all outstanding conduit transactions was A+ by S&P and A1 by Moody’s as of March 31, 2007.

The Company generates significant liquidity from its operations, as described above. Because of its risk management policies and procedures, diversification and reinsurance, the Company believes that the occurrence of an event that would significantly adversely affect liquidity is unlikely.

PART I - FINANCIAL INFORMATION

Item 3.	Quantitative and Qualitative Disclosures About Market Risk

There have been no material changes in the Company’s market risk during the three months ended March 31, 2007. For additional information on market risk, refer to page 24 of the Company’s 2006 Annual Report or Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” under the heading “Market Risk” of the Company’s Form 10-K for the year ended December 31, 2006.

Item 4.	Controls and Procedures

As of the end of the period covered by this report, an evaluation of the effectiveness of the design and operation of the Company’s disclosure controls and procedures (as such term is defined in Rules 13a-15(e) and 15(d)-15(e) under the Securities Exchange Act of 1934) was performed under the supervision and with the participation of the Company’s senior management, including the Chief Executive Officer and the Chief Financial Officer. Based on that evaluation, the Company’s management, including the Chief Executive Officer and the Chief Financial Officer, concluded that the Company’s disclosure controls and procedures were effective as of the end of the period covered by this report. In addition, there have not been any changes in the Company’s internal control over financial reporting (as such term is defined in Rules 13a-15(f) and 15d-15(f) under the Securities Exchange Act of 1934) during the fiscal quarter to which this report relates that have materially affected, or are likely to materially affect, the Company’s internal control over financial reporting.

PART II - OTHER INFORMATION

Item 1.	Legal Proceedings

In the normal course of operating its businesses, the Company may be involved in various legal proceedings.

In July 2002, MBIA Corp. filed suit against Royal Indemnity Company (“Royal”) in the United States District Court for the District of Delaware, to enforce insurance policies that Royal issued on certain vocational student loan transactions that MBIA Corp. insured. To date, claims in the amount of approximately $355 million have been made under the Royal policies with respect to loans that have defaulted. MBIA Corp. expects that there will be additional claims made under the policies with respect to student loans that may default in the future. Royal had filed an action seeking a declaration that it is not obligated to pay on its policies. In October 2003, the court granted MBIA Corp.’s motion for summary judgment and ordered Royal to pay all claims under its policies. Royal appealed the order, and, in connection with the appeal, pledged $403 million of investment grade collateral to MBIA Corp. to secure the entire amount of the judgment, with interest, and agreed to post additional security for future claims and interest.

On October 3, 2005, the U.S. Court of Appeals for the Third Circuit upheld the decision of the United States District Court for the District of Delaware insofar as it enforced the Royal insurance policies, but remanded the case to the District Court for a determination of whether the Royal policies cover all losses claimed under the policies. In particular, the Court of Appeals directed the District Court to consider whether the Royal policies would cover losses resulting from the misappropriation of student payments rather than from defaults by students. MBIA Corp. believes that the Royal policies would cover losses even if they result from misappropriation of student payments, but in any event it appears that all or substantially all of the claims made under the Royal policies relate to defaults by students rather than misappropriation of funds. Therefore, MBIA Corp. expected Royal to be required to pay all or substantially all of the claims made under its policies and to be reimbursed for any payments MBIA Corp. made under its policies.

Royal filed a petition with the Third Circuit requesting that the case be reheard, which was denied in April 2006. In April 2006, Royal filed a motion with the District Court seeking a release of the collateral it pledged in connection with its appeal of the District Court judgment against it in 2003.

On April 2, 2007, MBIA announced that MBIA Corp. reached an agreement with Royal to settle the outstanding litigation. The amount paid by Royal under the terms of the settlement was sufficient to repay the approximately $362 million of outstanding par amount of the bonds insured by MBIA as well as to reimburse MBIA for a portion of the claims that MBIA has paid to date under its insurance policies. As a result of the settlement, MBIA incurred approximately $20 million in losses in the first quarter of 2007. The loss represents a reduction to MBIA’s expected recoveries for claims it has paid to date under its policies and will be covered by MBIA’s unallocated loss reserves.

The District Court in Delaware entered a final judgment in the case implementing the settlement on March 30, 2007.

In November 2004, the Company received identical document subpoenas from the Securities and Exchange Commission (“SEC”) and the New York Attorney General’s Office (“NYAG”) requesting information with respect to non-traditional or loss mitigation insurance products developed, offered or sold by the Company to third parties from January 1, 1998 to the present. While the subpoenas did not identify any specific transaction, subsequent conversations with the SEC and the NYAG revealed that the investigation included the arrangements entered into by MBIA Corp. in 1998 in connection with the bankruptcy of the Delaware Valley Obligated Group, an entity that is part of Allegheny Health, Education and Research Foundation (“AHERF”).

On March 9, 2005, the Company received a subpoena from the U.S. Attorney’s Office for the Southern District of New York (“U.S. Attorney”) seeking information related to the agreements it entered into in connection with the AHERF loss. Thereafter, the Company has received additional subpoenas, substantively identical to each other, and additional informal requests, from the SEC and the NYAG for documents and other information.

On August 19, 2005, the Company received a “Wells Notice” from the SEC indicating that the staff of the SEC is considering recommending that the SEC bring a civil injunctive action against the Company alleging violations of federal securities laws “arising from MBIA’s action to retroactively reinsure losses it incurred from the AHERF bonds MBIA had guaranteed, including, but not limited to, its entering into excess of loss agreements and quota share agreements with three separate counterparties.”

On January 29, 2007, the Company announced that it and its principal operating subsidiary MBIA Corp. (together with MBIA, the “Companies”) had concluded civil settlements with the SEC, the NYAG, and the New York State Insurance Department (“NYSID”) with respect to transactions entered into by the Companies in 1998 following defaults on insured bonds issued by AHERF.

The terms of the settlements, under which the Companies neither admit nor deny wrongdoing, include:

•

A restatement, which was completed and reported in MBIA’s third quarter 2005 earnings release, of the Company’s GAAP and statutory financial results for 1998 and subsequent years related to the agreements with AXA Re Finance S.A. and Muenchener Rueckversicherungs-Gesellshaft, as discussed in “Note 2: Restatement Of Consolidated Financial Statements” in the Notes to Consolidated Financial Statements of MBIA Inc. and Subsidiaries included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (the “2005 10-K”) in Part II, Item 8 and “Restatement of Consolidated Financial Statements” in Management’s Discussion and Analysis of Financial Condition and Results of Operations in Part II, Item 7 in the 2005 10-K;

•

Payment of penalties and disgorgement totaling $75 million, of which $60 million will be distributed to MBIA shareholders pursuant to the Fair Fund provisions of the Sarbanes-Oxley Act of 2002 and $15 million will be paid to the State of New York. MBIA accounted for the $75 million in penalties and disgorgement as a charge in the third quarter of 2005;

•	The Companies’ consent to a cease and desist order with respect to future violations of securities laws;

•

A report by the Company’s independent auditors, PricewaterhouseCoopers, to MBIA’s Board of Directors, the SEC staff, the NYAG and the NYSID concerning the Company’s accounting for and disclosure of advisory fees and the assets of certain conduits; and

•

Retention of an Independent Consultant to review and report to the SEC, the NYAG and the NYSID on the evaluation previously undertaken at the direction of the Audit Committee of MBIA’s Board of Directors by Promontory Financial Group LLC of the Company’s controls, policies and procedures with respect to compliance, internal audit, governance, risk management and records management; the Company’s implementation of Promontory’s recommendations; the Company’s accounting for and disclosure of its investment in Capital Asset Holdings GP, Inc.; and the Company’s accounting for and disclosure of its exposure to the US Airways 1998-1 Repackaging Trust and any other transaction in which the Company paid or acquired all or substantially all of an issue of insured securities other than as a result of a claim under the related policy.

The foregoing summary description of the terms of the settlements is qualified in its entirety by reference to Exhibits 10.82-10.85 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

The Company was named as a defendant in private securities actions consolidated as In re MBIA Inc. Securities Litigation; (Case No. 05 CV 03514(LLS); S.D.N.Y.) (filed October 3, 2005). Joseph W. Brown, the Company’s former Chairman and Chief Executive Officer, Gary C. Dunton, the Company’s Chief Executive Officer, Nicholas Ferreri, the Company’s former Chief Financial Officer, Neil G. Budnick, formerly a Vice President of the Company and the Company’s former Chief Financial Officer and Douglas C. Hamilton, the Company’s Controller were also named as defendants in the suit, as were former Chairman and Chief Executive Officer David H. Elliott and former Executive Vice President, Chief Financial Officer and

Treasurer Juliette S. Tehrani. The plaintiffs asserted claims under Section 10(b) of the Securities Exchange Act of 1934 (the “Exchange Act”), Rule 10b-5 promulgated thereunder, and Section 20(a) of the Exchange Act. The lead plaintiffs purport to be acting as representatives for a class consisting of purchasers of the Company’s stock during the period from August 5, 2003 to March 30, 2005 (the “Class Period”). The allegations contained in the lawsuit included, among other things, violations of the federal securities laws arising out of the Company’s allegedly false and misleading statements about its financial condition and the nature of the arrangements entered into by MBIA Corp. in connection with the AHERF loss, and about the effectiveness of the Company’s internal controls. The plaintiffs alleged that, as a result of these misleading statements or omissions, the Company’s stock traded at artificially inflated prices throughout the Class Period.

The defendants, including the Company, filed motions to dismiss this lawsuit on various grounds. On February 13, 2007, the Court granted those motions, and dismissed the lawsuit in its entirety, on the grounds that these claims are barred by the applicable statute of limitations. The Court did not reach the other grounds for dismissal argued by the Company and the other defendants. The plaintiffs filed a notice of appeal on March 14, 2007. The Company does not expect the outcome of the private securities litigation to have a material adverse affect on its financial condition, although the outcome is uncertain and no assurance can be given that the Company will not suffer a loss.

Certain current and former officers of the Company and certain members of the Company’s Board of Directors were named as defendants in a shareholder derivative action filed in the Supreme Court of New York, Westchester County on November 9, 2005: Robert Purvis, Derivatively on Behalf of Nominal Defendant MBIA, Inc. v. Joseph W. Brown, Neil G. Budnick, C. Edward Chaplin, David C. Clapp, Clifford D. Corso, Gary C. Dunton, Claire L. Gaudiani, Daniel P. Kearney, Laurence H. Meyer, Debra J. Perry, John A. Rolls, and Ruth M. Whaley (Case No. 20099-05) (the “Purvis Litigation”). The plaintiff asserted claims for the benefit of the Company to redress injuries suffered by the Company as a result of alleged breaches of fiduciary duties by the named defendants in connection with the Company’s accounting for certain transactions, including the AHERF loss. In addition, the plaintiff alleged that the officer defendants were unjustly enriched as a result of such alleged breach. The lawsuit was dismissed on December 21, 2006, pursuant to court order and an agreement among all parties.

Certain current and former officers of the Company and certain current and former members of the Company’s Board of Directors have been named as defendants in a shareholder derivative action filed in the United States District Court, Southern District of New York, on April 24, 2006: J. Robert Orton Jr., Derivatively on Behalf of Nominal Defendant MBIA, Inc. v. Joseph (Jay) W. Brown, Gary C. Dunton, Neil G. Budnick, Nicholas Ferreri, Douglas C. Hamilton, Juliette S. Tehrani, Richard L. Weill, David H. Elliott, Claire L. Gaudiani, Daniel P. Kearney, David C. Clapp, John A. Rolls, C. Edward Chaplin, Debra J. Perry, Laurence Meyer, Jeffrey W. Yabuki, Pierre-Henri Richard, William H. Gray III, Freda S. Johnson and James A. Lebenthal (Case No. 06 CV 3146) (the “Orton Litigation”). The plaintiff asserts claims for the benefit of the Company to redress injuries suffered by the Company as a result of alleged breaches of fiduciary duties, insider trading, abuse of control, gross mismanagement, waste of corporate assets, unjust enrichment and violations of the Sarbanes-Oxley Act of 2002 by some or all of the named defendants in connection with alleged false statements in the Company’s financial statements arising from improper accounting for certain transactions, including agreements to reinsure the AHERF loss. The lawsuit seeks relief on behalf of the Company that includes disgorgement of certain compensation granted to such officers, unspecified damages, restitution of profits and compensation, legal costs, an order directing the Company to implement certain governance procedures and other equitable relief.

A Special Litigation Committee of three independent directors of MBIA Inc. has determined after a good faith and reasonable investigation that pursuit of the Orton Litigation is not in the best interests of MBIA and its shareholders, and has moved to dismiss the action. The motion to dismiss is pending.

There are no other material lawsuits pending or, to the knowledge of the Company, threatened, to which the Company or any of its subsidiaries is a party.

Item 1A.	Risk Factors

There have been no material changes in the Company’s risk factors during the three months ended March 31, 2007. For additional information on risk factors, refer to Part I, Item 1A, “Risk Factors” of the Company’s Form 10-K for the year ended December 31, 2006.

Item 2.	Unregistered Sales of Equity Securities and Use of Proceeds

On February 1, 2007, the Company’s Board of Directors authorized the repurchase of common stock up to $1 billion under a new share repurchase program, which superseded the previously authorized program. As of March 31, 2007, the Company repurchased 4.5 million shares under the program at an average price of $67.09 per share. For the three months ended March 31, 2007 there were no share repurchases under the Company’s prior share repurchase program. The Company’s ability to repurchase common stock is largely dependent on the amount of dividends paid by MBIA Corp. to MBIA Inc. Repurchases of common stock will be made from time to time in the open market or in private transactions as permitted by securities laws and other legal requirements. We believe that share repurchases are an appropriate deployment of capital in excess of amounts needed to maintain the triple-A claims-paying ratings of MBIA Corp. and support the growth of MBIA’s businesses.

The table below sets forth repurchases made by the Company in each month during the first quarter of 2007:

Month	Total Number of Shares Purchased (1)	Average Price Paid Per Share	Total Amount Purchased as Part of Publicly Announced Plan (2)	Maximum Amount That May Yet Be Purchased Under the Plan
January	339,673	$69.91	$—	$1,000,000,000
February	1,730,080	$69.71	$99,761,607	$900,238,393
March	3,166,648	$65.86	$200,224,557	$700,013,836

(1)	773,560 shares were repurchased by the Company for settling awards under the Company’s long-term incentive plans.
(2)	Repurchased pursuant to the stock repurchase plan authorized by the Company’s board of directors in 2007.

Item 3.	Defaults Upon Senior Securities

None

Item 4.	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of the Company was held on May 3, 2007 (the “Annual Meeting”). Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Act”), there was no solicitation in opposition to the ten nominees of the Board of Directors of the Company listed in the Company’s Proxy Statement, dated March 23, 2007, for the Annual Meeting (the “Proxy Statement”), filed with the Securities and Exchange Commission, and said ten nominees were elected.

The following matters were acted upon by Company shareholders at the Annual Meeting, at which 119,330,034 shares of the Common Stock, $1.00 par value, of the Company (the “Common Stock”), or approximately 89.27 percent of the 133,668,948 shares of Common Stock entitled to vote at the Annual Meeting, were present in person or by proxies:

1. Election of Directors. The proposal to elect the Company’s Board of Directors was adopted with the following number of votes per director:

Nominees	In Favor	Withheld
David C. Clapp	117,093,837	2,236,197

Gary C. Dunton	111,029,145	8,300,889

Claire L. Gaudiani	116,892,085	2,437,949

Daniel P. Kearney	116,845,963	2,484,071

Laurence H. Meyer	118,592,012	738,022

David M. Moffett	118,560,513	769,521

Debra J. Perry	118,599,837	730,197

John A. Rolls	111,644,285	7,685,750

Richard H. Walker	107,858,311	11,471,723

Jeffery W. Yabuki	117,252,863	2,077,171

2. Ratification of Appointment of Independent Registered Public Accounting Firm. A resolution that the shareholders ratify the action of the Audit Committee in selecting and appointing PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2007 was submitted to, and voted upon by, the shareholders. There were 110,654,657 shares of Common Stock voted in favor of, and 7,910,130 shares of Common Stock voted against, said resolution. The holders of 765,247 shares of Common Stock abstained and there were no “broker non-votes.” The resolution, having received the affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting, was adopted and the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for 2007 was ratified by the shareholders.

Item 5.	Other Information

(a) On Friday February 16, 2007, the Company issued a press release announcing that Mr. Neil Budnick, president of MBIA Insurance Corporation and responsible for all new financial guarantee insurance business, and Mr. Mark Zucker, managing director and head of Global Structured Finance, would be leaving the Company on April 30, 2007. Messrs. Budnick and Zucker retired from the Company on April 30, 2007.

In connection with their departures, each of Messrs. Budnick and Zucker executed a letter agreement with the Company, dated April 30, 2007, under which he received certain benefits under the Company’s Retirement Program (the “Retirement Program”) subject to execution of a Restrictive Covenant Agreement and General Release. The letter agreement, together with the Restrictive Covenant Agreement and General Release, is referred to in this document as a Separation Agreement. The Separation Agreements for Messrs. Budnick and Zucker are attached as Exhibits 10.1 and 10.2 hereto, respectively.

The Retirement Program, which was adopted by the Company in 2006, provides certain benefits to all of the Company’s employees upon retirement. To be eligible for the benefits under the Retirement Program as described below an employee must (1) be at least 55 years old, (2) have at least 5 years of service and (3) give at least a six month advance notice of retirement. Under the terms of the Retirement Program, the Compensation and Organization Committee of the Board of Directors (the “Committee”) may waive any of the eligibility conditions or amend any of the provisions of the Retirement Program. The Committee waived certain of the eligibility requirements for Messrs. Budnick and Zucker and approved the grant to each of them of the benefits described below under the Retirement Program.

Under the terms of the Retirement Program, Messrs. Budnick and Zucker received the following benefits:

2007 Performance Bonus. Messrs. Budnick and Zucker will receive cash bonuses for their period of employment during 2007 equivalent to the average of their last two year’s performance bonus and prorated based on number of months of service in 2007. The bonus will be paid on or about their last day of employment.

MBV Restricted Stock. All outstanding awards of restricted stock held by Messrs. Budnick and Zucker that are tied to the growth in modified book value will continue to naturally vest beyond their last day of employment in accordance with their original performance-based vesting terms and the amount of each award that will vest will be based on actual MBV performance for the related three-year performance period except as otherwise provided in the Separation Agreement.

Restricted Stock. All other outstanding restricted stock held by Messrs. Budnick and Zucker vested on their last day of employment.

Stock Options. All outstanding unvested stock options granted to Messrs. Budnick and Zucker vested on their last day of employment and may be exercised until the later of 90 days following their last day of employment or December 31, 2007, but not later than the original expiration of the option term.

Cash Award in lieu of Long-Term Incentive Award. Messrs. Budnick and Zucker received cash awards of $1,000,000 and $550,000, respectively, payable on their last day of employment, in lieu of the long-term incentive award that would otherwise have been awarded to them. In addition, Mr. Zucker will receive an additional cash payment of $60,000.

Restricted Stock Unit Award. Messrs. Budnick and Zucker each received an award of restricted stock units (“RSUs”) on their last day of employment. The RSU award will vest three years after the grant date. The value of the RSU award on the date of grant was determined using the Black-Scholes option valuation model and approximates the potential income that they could have received from the exercise of their stock options during the five year period following their last day of employment. The value of the RSUs that Messrs. Budnick and Zucker received on their last day of employment was $1,627,431 and $857,177, respectively. Dividends will be paid on the number of RSUs awarded.

Healthcare Benefits. Mr. Zucker can continue medical and dental benefits under the Company’s retiree healthcare Retirement Program in accordance with the terms of the Retirement Program. Mr. Budnick will be permitted to continue medical and dental benefits under the Company’s healthcare program for active employees until he reaches the age of 55 with the same level of Company subsidy available to active employees. Upon reaching the age of 55, he will be eligible to participate in the Company’s retiree medical and dental benefit plans in accordance with the terms of the Retirement Program. Messrs. Budnick and Zucker can each convert standard group life insurance to an individual policy.

Accrued and Unused Vacation. Accrued and unused vacation time as of the retirement date will be paid at retirement consistent with current vacation company policy.

Restrictive Covenants. The receipt of the benefits described above and the continued vesting of any outstanding restricted stock, stock options or RSUs held by Messrs. Budnick and Zucker were contingent on Messrs. Budnick and Zucker each executing a Restrictive Covenant Agreement and General Release with the Company that, among other things, includes three year non-compete, non-solicitation and non-disparagement provisions. In the event of a breach by Mr. Budnick or Zucker of the restrictive covenants, they could be subject to the forfeiture of any benefits received as described above.

The foregoing summary description of the terms of the Separation Agreements is qualified in its entirety by reference to the documents attached hereto as Exhibits 10.1 and 10.2.

Item 6.	Exhibits

10.0	Amendment No. 1 to MBIA Inc. 2005 Omnibus Incentive Plan, effective November 8, 2006

10.1	Separation Agreement between MBIA Inc. and Neil G. Budnick dated April 30, 2007

10.2	Separation Agreement between MBIA Inc. and Mark S. Zucker dated April 30, 2007

31.1	Chief Executive Officer – Certification Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

31.2	Chief Financial Officer – Certification Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

32.1	Chief Executive Officer – Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

32.2	Chief Financial Officer – Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99.1	Additional Exhibits - MBIA Insurance Corporation and Subsidiaries Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MBIA INC. Registrant

Date: May 4, 2007	/s/ C. Edward Chaplin
C. Edward Chaplin
Chief Financial Officer

Date: May 4, 2007	/s/ Douglas C. Hamilton
Douglas C. Hamilton
Controller (Principal Accounting Officer)